As filed with the Securities and Exchange Commission on April 15, 2024

Securities Act File No. 333-277680

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Check the appropriate box or boxes:

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

TRIPLEPOINT VENTURE GROWTH BDC CORP.

(Exact Name of Registrant as Specified in Charter)

2755 Sand Hill Road, Suite 150, Menlo Park, California 94025
(Address of Principal Executive Offices)

(650) 854-2090
(Registrant’s Telephone Number, Including Area Code)

James P. Labe
Chief Executive Officer and Chairman
2755 Sand Hill Road, Suite 150, Menlo Park, California 94025
(Name and Address of Agent for Service)

COPIES TO:

Harry S. Pangas, Esq.

Clay Douglas, Esq.
Dechert LLP
1900 K Street NW
Washington, DC 20006
Tel: (202) 261-3300
Fax: (202) 261-3333

Approximate date of proposed public offering: From time to time after the effective date of this registration statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where an offer or sale is not permitted.

PROSPECTUS SUBJECT TO COMPLETION DATED APRIL 15, 2024

$500,000,000

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

TriplePoint Venture Growth BDC Corp. is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

We were formed in 2013 to expand the venture growth stage business segment of TriplePoint Capital LLC’s investment platform. We refer to TriplePoint Capital LLC as “TPC” or “TriplePoint Capital.” Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by lending primarily with warrants to venture growth stage companies focused in technology and other high growth industries backed by TPC’s select group of leading venture capital investors.

Our investment activities are managed by TriplePoint Advisers LLC, or our “Adviser,” which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a subsidiary of TPC.

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

In the event we offer common stock, the net proceeds we receive on a per share basis, before offering expenses, will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may receive net proceeds on a per share basis, before offering expenses, that are less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission (the “SEC”) may permit.

The securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”.

Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “TPVG.” The reported closing price for our common stock on April 12, 2024 was $9.10 per share.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in an offering made pursuant to this prospectus or any related prospectus supplement.

Investing in our securities involves a high degree of risk. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “Risk Factors” beginning on page 7 of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The accompanying prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein, before investing in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations, or by calling us collect at (650) 854-2090 or on our website at http://www.tpvg.com. Information contained on our website is not incorporated by reference into this prospectus or any supplement to this prospectus and you should not consider that information to be part of this prospectus or any supplement hereto.

Neither the SEC nor any state securities commission has approved or disapproved of these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is              , 2024

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under this shelf registration statement, we may offer, from time to time, in one or more offerings, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. See “Plan of Distribution” for more information.

This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, please carefully read this prospectus, any accompanying prospectus supplement, any free writing prospectus and the documents incorporated by reference in this prospectus and any accompanying prospectus supplement.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus, in any accompanying prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any accompanying prospectus supplement and any free writing prospectus prepared by us or on our behalf or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus, in any accompanying prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates. Our financial condition, results of operations and prospects may have changed since any such date. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you should consider before making your investment decision. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Any yield information contained or incorporated by reference in this prospectus related to investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Except as otherwise indicated in this prospectus, the terms:

●	“we,” “us,” “our” and the “Company” refer to TriplePoint Venture Growth BDC Corp., a Maryland corporation, and its wholly owned subsidiaries;

●	“Adviser” refers to TriplePoint Advisers LLC, a Delaware limited liability company, our investment adviser and a subsidiary of TPC;

●	“Administrator” refers to TriplePoint Administrator LLC, a Delaware limited liability company, our administrator and a subsidiary of our Adviser;

●	“Credit Facility” refers to our and our Financing Subsidiary’s secured revolving credit facility with the lenders and agents party thereto from time to time, as amended or otherwise modified from time to time;

●	“TPC” and “TriplePoint Capital” refer to TriplePoint Capital LLC, a Delaware limited liability company; and

●	“Financing Subsidiary” refers to TPVG Variable Funding Company LLC, a Delaware limited liability company and our wholly owned, bankruptcy remote special purpose subsidiary established for utilizing the Credit Facility.

TriplePoint Venture Growth BDC Corp.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended (the “1940 Act”). We have also elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes.

We were formed as a Maryland corporation on June 28, 2013 to expand the venture growth stage business segment of TPC’s investment platform. Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by lending primarily with warrants to venture growth stage companies focused in technology and other high growth industries backed by TPC’s select group of leading venture capital investors.

We originate and invest primarily in loans that have a secured collateral position and are generally used by venture growth stage companies to finance their continued expansion and growth, equipment financings and, on a select basis, revolving loans, together with, in many cases, attached equity “kickers” in the form of warrant investments, and direct equity investments to venture capital-backed companies. We underwrite our investments seeking an unlevered yield-to-maturity on our growth capital loans and equipment financings generally ranging from 10% to 18% and on our revolving loans generally ranging from 1% to 10% above the applicable prime rate, in each case, with potential for higher returns in the event we are able to exercise warrant investments and realize gains or sell our related equity investments at a profit. We also generally underwrite our secured loans seeking a loan-to-enterprise value of less than 25%.

We make investments that our Adviser’s senior investment team believes have a low probability of loss due to their expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We believe that the venture growth stage debt market presents a compelling growth channel for us because it has high barriers to entry and is underserved by both traditional lenders and existing debt financing providers to venture capital-backed companies given the brand, reputation and market acceptance, industry relationships, venture lending and leasing expertise, specialized skills, track record, and other factors required to lend to companies backed by leading venture capital investors. Additionally, we believe our investments are distinct compared with the investments made by more traditional lenders because our investments provide us the ability to invest alongside leading venture capital investors in companies focused in technology and other high growth industries. We also believe that our investments are distinct compared to the investments made by existing debt financing providers to venture capital backed companies given our primary focus on venture growth stage companies backed by TPC’s select group of leading venture capital investors.

We believe we are able to successfully structure these investments as a result of the strong value proposition our secured loans offer to both borrowers and their venture capital investors. Our secured loans provide venture growth stage companies with an opportunity to:

●	diversify their funding sources;

●	augment their existing capital base and extend operating capital;

●	scale business operations and accelerate growth;

●	fund expenses ahead of anticipated corresponding revenue;

●	expand product offerings through internal development or acquisitions;

●	lower the upfront costs of capital expenditures;

●	build and/or expand their leadership positions within their respective markets;

●	accelerate and/or reduce volatility in the timing of cash collections; and

●	delay and/or postpone the need for their next round of equity financing, in each case, extending their cash available to fund operations without incurring substantial equity dilution during a critical time in their lifecycle when they are meaningfully building enterprise value.

TriplePoint Capital

TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespans. TPC is headquartered on Sand Hill Road in Silicon Valley with regional offices currently located in San Francisco, New York City and Boston, and has a primary focus in technology and other high growth industries. TPC’s portfolio of venture capital-backed companies includes investments in widely recognized and industry-leading companies around the world.

TPC’s global investment platform serves venture capital-backed companies backed by its select group of leading venture capital investors across all stages of development of a venture capital-backed company’s lifecycle with dedicated business segments focused on providing creative, flexible and customized debt financings and complementary services at each stage. TPC currently categorizes venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. TPC has other business segments, in addition to the Company, that target investments in these lifecycle stages.

TPC utilizes a unique, relationship-based lending strategy that primarily targets companies funded by a select group of leading venture capital investors. TPC refers to this approach as the “TriplePoint Lifespan Approach.” Key elements of the TriplePoint Lifespan Approach include:

●	establishing debt financing relationships with select venture capital-backed companies primarily across the first five lifecycle stages of development;

●	working with TPC’s select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms;

●	developing debt financing relationships as early as possible in a venture capital-backed company’s lifecycle in order to have a real-time understanding of the company’s capital needs and be in a strategic position to evaluate and capitalize on additional investment opportunities as the company matures;

●	diligently monitoring the progress and ongoing creditworthiness of a borrower; and

●	serving as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service.

Our Adviser

Our investment activities are managed by our Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is a wholly owned subsidiary of TPC. Our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and performing due diligence on our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser was organized in August 2013 and, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), we pay our Adviser a base management fee and an incentive fee for its services.

Senior Investment Team

Our Adviser’s senior investment team is led by the Adviser’s co-founders, James P. Labe and Sajal K. Srivastava, who are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Our Adviser’s co-founders have worked together for more than 24 years, and its senior investment team includes professionals with extensive experience and backgrounds in technology and other high-growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 21 years of relevant experience and an extensive network of industry contacts and venture capital relationships.

Our Administrator

Our administrative functions are provided by our Administrator. Our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under an administration agreement with our Administrator (the “Administration Agreement”), we pay our Administrator an amount equal to our allocable portion (subject to the review of our board of directors (the “Board”)) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.

FEES AND EXPENSES

The information in the following table is being provided to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “the Company,” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load or other commission payable by us (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	—%

Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee payable under the Investment Advisory Agreement	5.17	%(4)
Incentive fee payable under the Investment Advisory Agreement (20% of net investment income and realized capital gains)	4.26	%(5)
Interest payments on borrowed funds	10.63	%(6)
Other expenses	2.60	%(7)
Total annual expenses	22.66%

(1)	The amounts set forth in this table do not reflect the impact of any sales load, sales commission or other offering expenses borne by us and our stockholders. In the event that securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus or prospectus supplement will disclose the applicable sales load.

(2)	The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses associated with the administration of the dividend reinvestment plan are included in “Other expenses.” The plan administrator’s fees will be paid by us. We will not charge any brokerage charges or other charges to stockholders who participate in the plan. However, your own broker may impose brokerage charges in connection with your participation in the plan.

(4)	Our base management fee, payable quarterly in arrears, is calculated at an annual rate of 1.75% of our average adjusted gross assets, including assets purchased with borrowed amounts and other forms of leverage. See “Item 1. Business—Management Agreements—Investment Advisory Agreement” in our most recent Annual Report on Form 10-K for more information.

(5)	Assumes that annual incentive fees earned by our Adviser remain consistent with the incentive fees that would have been earned by our Adviser (if not for the cumulative “catch-up” provision explained below) for the year ended December 31, 2023 adjusted for any equity issuances. The incentive fee consists of two components, investment income and capital gains, which are largely independent of each other, with the result that one component may be payable even if the other is not payable.

Under the investment income component, we pay our Adviser each quarter 20.0% of the amount by which our pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which our Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our Adviser receives 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 exceeds the cumulative incentive fees accrued and/or paid since March 5, 2014. In other words, any investment income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle rate, subject to the “catch-up” provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 minus (y) the cumulative incentive fees accrued and/or paid since March 5, 2014. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since March 5, 2014.

Under the capital gains component of the incentive fee, we pay our Adviser at the end of each calendar year 20.0% of our aggregate cumulative realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. For the foregoing purpose, our “aggregate cumulative realized capital gains” does not include any unrealized appreciation. It should be noted that we accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

(6)	“Interest payments on borrowed funds” represent our estimated annual interest payment, fees and credit facility expenses and are based on results of operations for the year ended December 31, 2023, including with respect to the Credit Facility and our outstanding unsecured notes. The costs associated with any outstanding indebtedness are indirectly borne by our common stockholders. The amount of leverage we employ at any particular time will depend on, among other things, the Board’s and our Adviser’s assessment of the market and other factors at the time at any proposed borrowing. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)	“Other expenses” represent amounts that are based upon the results of our operations for the year ended December 31, 2023, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our Administrator.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$184	$481	$704	$1,047
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return entirely from realized capital gains	$194	$502	$728	$1,063

(1) Assumes no return from net realized capital gains or net unrealized capital appreciation.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. As noted, the example includes the realized capital gains fee from the Investment Advisory Agreement but does not include the income incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

Further, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by (a) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by the Board in the event that newly issued shares of our common stock are used to implement the dividend reinvestment plan, or (b) the average purchase price of all shares of common stock purchased by the plan administrator in the event that shares are purchased in the open market to implement the requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The information in “Item 9B. Other Information—Financial Highlights” in our most recent Annual Report on Form 10-K and in Note 8 to our audited consolidated financial statements appearing in our most recent Annual Report on Form 10-K is incorporated by reference herein.

RISK FACTORS

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent filings we have made or will make with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference herein, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Regarding Forward-Looking Statements.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent Annual Report on Form 10-K is incorporated by reference herein.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain, forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:

●	our and our portfolio companies’ future operating results and financial condition, including our and our portfolio companies’ ability to achieve our respective objectives;

●	our business prospects and the prospects of our portfolio companies;

●	our relationships with third parties, including but not limited to lenders and venture capital investors, including other investors in our portfolio companies;

●	the outcome and impact on the Company of any material pending or threatened legal proceedings to which the Company or its property is subject;

●	the impact and timing of our unfunded commitments;

●	the expected market for venture capital investments;

●	the performance of our existing portfolio and other investments we may make in the future;

●	the impact of investments that we expect to make;

●	actual and potential conflicts of interest with TPC, the Adviser and its senior investment team and our Adviser’s Investment Committee (the “Investment Committee”);

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the U.S. and global economies, including with respect to the industries in which we invest;

●	our expected financings and investments;

●	the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;

●	the ability of our Adviser to attract, retain and have access to highly talented professionals, including our Adviser’s senior management team;

●	our ability to maintain our qualification as a RIC and as a BDC;

●	the adequacy of our and our portfolio companies’ available liquidity, cash resources and working capital and compliance with covenants under our borrowing arrangements;

●	the ability of our portfolio companies to obtain financing on attractive terms or at all; and

●	the timing of cash flows, if any, from the operations of our portfolio companies.

In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions, although not all forward-looking statements include these words or expressions. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	changes in laws and regulations, changes in political, economic or industry conditions, and changes in the interest rate environment or other conditions affecting the financial and capital markets;

●	the potential widespread re-emergence of COVID-19 or its variants, or a similar health pandemic, and the length and duration thereof in the United States as well as worldwide, and the magnitude of its impact and time required for economic recovery;

●	the potential for an economic downturn and the time period required for robust economic recovery therefrom;

●	a contraction of available credit, an inability or unwillingness of our lenders to fund their commitments to us and/or an inability to access capital markets or additional sources of liquidity which could have a material adverse effect on our results of operations and financial condition and impair our lending and investment activities;

●	interest rate volatility could adversely affect our results, particularly given that we use leverage as part of our investment strategy;

●	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

●	risks associated with possible disruption in our or our portfolio companies’ operations due to the effect of, and uncertainties stemming from, adverse developments affecting the financial services industry and the venture banking ecosystem, including the recent failure of certain banking institutions, as well as due to wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics; and

●	the risks, uncertainties and other factors we identify in “Risk Factors” in our most recent Annual Report on Form 10-K, in our other filings with the SEC that we make from time to time and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements. Although we undertake no obligation, unless required by law, to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use any net proceeds we receive from the sale of securities pursuant to this prospectus for general corporate purposes, which includes making new investments in accordance with our investment objective and strategies, paying operating expenses, including advisory and administrative fees and expenses and reducing the amount of any of our outstanding borrowings, and for other expenses such as the due diligence expenses associated with potential new investments.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and a related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

Pending any new investments we may make or the payment of expenses described above, we intend to invest any net proceeds from an offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of investments we intend to target. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The prospectus supplement relating to an offering will more fully identify the use of proceeds from any offering.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NYSE under the symbol “TPVG.” The following table sets forth, for each fiscal quarter during the last two full fiscal years and the current fiscal year to date, the net asset value (“NAV”) per share of our common stock, the high and low closing sales prices for our common stock and such sales prices as a percentage of NAV per share.

		Closing Sales Price(2)		Premium/ (Discount) of High Sales Price to	Premium/ (Discount) of Low Sales Price to
Period	NAV(1)	High	Low	NAV(3)	NAV(3)
Second Quarter of 2024 (through April 12, 2024)	*	$9.34	$9.10	*	*
First Quarter of 2024	*	$11.48	$9.01	*	*
Fourth Quarter of 2023	$9.21	$10.99	$9.20	19.3%	(0.1)%
Third Quarter of 2023	$10.37	$12.62	$10.12	21.7%	(2.4)%
Second Quarter of 2023	$10.70	$12.27	$9.81	14.7%	(8.3)%
First Quarter of 2023	$11.69	$12.72	$10.75	8.8%	(8.0)%
Fourth Quarter of 2022	$11.88	$13.31	$10.43	12.0%	(12.2)%
Third Quarter of 2022	$12.69	$14.47	$10.46	14.0%	(17.6)%
Second Quarter of 2022	$13.01	$17.88	$12.17	37.4%	(6.5)%
First Quarter of 2022	$13.84	$18.07	$15.80	30.6%	14.2%

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Closing sales price as provided by the NYSE.

(3)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.

*	Not determinable at the time of filing.

On April 12, 2024, the reported closing sales price of our common stock was $9.10 per share. As of April 12, 2024, we had 7 stockholders of record, which did not include stockholders for whom shares are held in “nominee” or “street name”.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of our common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares offered hereby will trade at, above or below NAV.

SENIOR SECURITIES

Information about our senior securities as of each of the years ended December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015 and 2014 can be found under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Senior Securities” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated by reference into this prospectus. The report of Deloitte & Touche LLP, an independent registered public accounting firm, on the Senior Securities table as of December 31, 2023, has been incorporated by reference to the registration statement of which this prospectus is a part.

BUSINESS

The information in “Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

PORTFOLIO COMPANIES

The following table sets forth certain information for each company in our investment portfolio as of December 31, 2023 (dollars in thousands). As of December 31, 2023, we do not “control” any of our portfolio companies, as defined in the 1940 Act. In addition, as of December 31, 2023, we were not deemed to be an “affiliate,” as defined in the 1940 Act, of any of our portfolio companies. In general, under the 1940 Act, we would “control” a company if we owned more than 25% of its voting securities and would be an “affiliate” of a company if we owned 5% or more of its voting securities.

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Debt Investments

Application Software
Flo Health UK Limited 27 Old Gloucester Street, London, WC1N 3AX, United Kingdom(1)(3)	Growth Capital Loan (Prime + 5.75% interest rate, 9.00% floor, 3.00% EOT payment)	5/17/2022	$8,333	$8,292	$8,292	5/31/2025
	Growth Capital Loan (Prime + 5.75% interest rate, 9.00% floor, 3.00% EOT payment)	7/21/2022	8,750	8,666	8,666	7/31/2025
	Growth Capital Loan (Prime + 5.75% interest rate, 9.00% floor, 3.00% EOT payment)	9/30/2022	5,750	5,670	5,670	9/30/2025
	Growth Capital Loan (Prime + 5.75% interest rate, 9.00% floor, 3.00% EOT payment)	2/6/2023	2,167	2,170	2,170	2/28/2025
Total Application Software - 7.16%*			25,000	24,798	24,798

Aerospace and Defense
Loft Orbital Solutions Inc. 321 11th St San Francisco, CA 94103	Growth Capital Loan (Prime + 6.75% interest rate, 10.00% floor, 5.00% EOT payment)(2)	11/21/2023	1,000	973	973	11/30/2027
	Growth Capital Loan (Prime + 6.75% interest rate, 10.00% floor, 5.00% EOT payment)(2)	12/27/2023	4,000	3,884	3,884	12/31/2027
	Growth Capital Loan (Prime + 6.75% interest rate, 10.00% floor, 5.00% EOT payment)(2)	12/27/2023	5,000	4,855	4,855	12/31/2027
Total Aerospace and Defense - 2.80%*			10,000	9,712	9,712

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Business Applications Software
Arcadia Power, Inc. 555 11th Street 4th Floor Washington, DC 20004	Growth Capital Loan (8.75% interest rate, 3.25% EOT payment)	12/16/2021	3,654	3,821	3,793	12/31/2024
	Growth Capital Loan (9.75% interest rate, 7.00% EOT payment)	5/6/2022	11,000	11,216	10,987	11/30/2026
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	6/29/2022	7,000	7,046	6,924	12/31/2026
			21,654	22,083	21,704

FlashParking, Inc. 2500 Bee Caves Rd, Bldg III STE 400 Austin, TX 78746	Growth Capital Loan (Prime + 7.00% interest rate, 10.25% floor, 7.00% EOT payment)	6/15/2021	20,000	20,944	20,986	6/30/2024
	Growth Capital Loan (Prime + 5.00% interest rate, 8.25% floor, 4.50% EOT payment)	1/21/2022	347	360	361	7/31/2024
	Growth Capital Loan (Prime + 5.00% interest rate, 8.25% floor, 4.50% EOT payment)(2)	12/28/2023	1,209	1,210	1,213	7/31/2024
			21,556	22,514	22,560

Farmer’s Business Network, Inc. 388 El Camino Real San Carlos, CA 94070	Convertible Note (15.00% interest rate)(2)	9/28/2023	14	14	14	9/27/2025

Uniphore Technologies Inc. 1001 Page Mill Road Bldg 4, Suite 100-B Palo Alto, CA 94304	Growth Capital Loan (11.00% interest rate, 4.00% EOT payment)	12/22/2021	3,599	3,833	3,824	6/30/2024
	Growth Capital Loan (11.00% interest rate, 4.00% EOT payment)	12/22/2021	3,599	3,833	3,824	6/30/2024
			7,198	7,666	7,648
Total Business Applications Software - 14.99%*			50,422	52,277	51,926

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Business Products and Services
Quick Commerce Ltd 1st Floor, One Suffolk Way, Sevenoaks Kent, England, TN13 1YL(1)(3)	Growth Capital Loan (Prime + 7.50% interest rate, 10.75% floor, 7.50% EOT payment)	5/4/2022	21,000	21,396	20,443	5/31/2025
	Growth Capital Loan (Prime + 7.50% interest rate, 10.75% floor, 7.50% EOT payment)(2)	10/19/2023	2,000	1,944	1,861	5/31/2025
			23,000	23,340	22,304

RenoRun US Inc. 4767 Dagenais St Ste 212 Montreal, Quebec, H4C 1L8, Canada(1)(3)(7)	Growth Capital Loan (Prime + 10.50% interest rate, 13.75% floor, 8.25% EOT payment)(2)	12/30/2021	174	85	360	12/31/2025
Total Business Products and Services - 6.54%*			23,174	23,425	22,664

Business/Productivity Software
Forum Brands, LLC 22 W 19th St New York, NY 10011	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)	7/6/2021	2,781	2,793	2,759	7/31/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)	7/21/2021	438	453	447	7/31/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)	8/10/2021	525	542	535	8/31/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	10/6/2021	2,430	2,501	2,465	10/31/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	11/2/2021	1,578	1,618	1,594	11/30/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	11/2/2021	4,233	4,341	4,277	11/30/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	12/28/2021	1,414	1,447	1,430	6/30/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	12/28/2021	540	553	546	6/30/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	12/28/2021	95	97	96	6/30/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	1/28/2022	3,060	3,120	3,082	7/31/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	4/14/2022	1,166	1,178	1,161	10/31/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	4/14/2022	439	443	437	10/31/2025
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	9/21/2022	2,850	2,832	2,785	3/31/2026
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	11/1/2022	5,130	5,079	4,992	4/30/2026
	Growth Capital Loan (12.00% interest rate, 6.00% EOT payment)(2)	12/22/2022	306	302	296	6/30/2026
	Growth Capital Loan (Prime + 5.25% interest rate, 11.50% floor, 5.00% EOT payment)(2)	11/1/2023	300	289	289	10/31/2026
	Growth Capital Loan (Prime + 5.25% interest rate, 11.50% floor, 5.00% EOT payment)(2)	11/13/2023	2,282	2,192	2,192	11/30/2026
	Growth Capital Loan (Prime + 5.25% interest rate, 11.50% floor, 5.00% EOT payment)(2)	12/28/2023	174	167	167	12/31/2026
	Growth Capital Loan (0.00% interest rate, 0.00% EOT payment)	12/27/2023	2,179	2,179	1,573	12/31/2026
			31,920	32,126	31,123

Metropolis Technologies, Inc. 1314 7th Street, 5th Floor Santa Monica, CA 90401	Growth Capital Loan (Prime + 4.34% cash interest rate + 4.16% PIK interest, 11.75% floor, 7.00% EOT payment)(2)	3/30/2022	28,284	28,646	28,859	3/31/2027
Total Business/Productivity Software - 17.32%*			60,204	60,772	59,982

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Consumer Finance
Activehours, Inc. (d/b/a Earnin) 200 Portage Ave. Palo Alto, CA 94306	Revolver (Prime + 4.25% interest rate, 11.75% floor)(2)	12/30/2022	-	-	-	12/30/2025
Total Consumer Finance - 0.00%*			-	-	-

Consumer Non-Durables
Don’t Run Out, Inc. 85 Delancey St. New York, NY 10002	Growth Capital Loan (Prime + 7.75% interest rate, 11.00% floor, 10.00% EOT payment)	12/30/2021	1,000	1,038	1,038	6/30/2025
	Growth Capital Loan (Prime + 5.00% interest rate, 10.50% floor, 9.00% EOT payment)	10/31/2022	927	960	960	10/31/2025
			1,927	1,998	1,998

Underground Enterprises, Inc. 580 Howard Street Suite 500 San Francisco, CA 94105(7)	Growth Capital Loan (Prime + 3.00% interest rate, 6.50% floor, 1.00% EOT payment)	11/3/2022	2,250	2,211	340	10/31/2023
	Growth Capital Loan (Prime + 3.75% interest rate, 7.25% floor, 5.50% EOT payment)	11/3/2022	1,500	1,493	227	10/31/2023
	Growth Capital Loan (Prime + 3.75% interest rate, 7.25% floor, 5.50% EOT payment)	11/3/2022	2,250	2,230	340	10/31/2023
			6,000	5,934	907
Total Consumer Non-Durables - 0.84%*			7,927	7,932	2,905

Consumer Products and Services
Avantstay, Inc. 750 N San Vicente Blvd # 800 West Hollywood, CA 90069	Growth Capital Loan (Prime + 5.50% interest rate, 11.00% floor, 5.50% EOT payment)	3/20/2023	1,920	1,913	1,913	3/31/2026
	Growth Capital Loan (Prime + 6.50% interest rate, 12.00% floor, 7.00% EOT payment)	4/17/2023	648	642	642	4/30/2027
	Growth Capital Loan (Prime + 6.50% interest rate, 12.00% floor, 7.00% EOT payment)(2)	6/15/2023	412	407	407	6/30/2027
	Growth Capital Loan (Prime + 6.50% interest rate, 12.00% floor, 7.00% EOT payment)(2)	8/9/2023	954	938	938	8/31/2027
	Growth Capital Loan (Prime + 6.50% interest rate, 12.00% floor, 7.00% EOT payment)(2)	9/1/2023	668	656	656	8/31/2027
	Growth Capital Loan (Prime + 6.50% interest rate, 12.00% floor, 7.00% EOT payment)(2)	12/29/2023	426	400	400	8/31/2027
			5,028	4,956	4,956

Baby Generation, Inc. 149 E. 23rd St. #1812 New York, NY 10010	Growth Capital Loan (Prime + 7.50% interest rate, 10.75% floor, 8.00% EOT payment)(2)	1/26/2022	1,875	1,953	1,961	1/31/2025
	Growth Capital Loan (Prime + 5.25% interest rate, 8.50% floor, 7.50% EOT payment)(2)	12/19/2022	625	641	644	12/31/2024
	Growth Capital Loan (Prime + 5.25% interest rate, 8.50% floor, 7.50% EOT payment)(2)	3/30/2023	2,187	2,215	2,225	3/31/2025
			4,687	4,809	4,830

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Flink SE 19-21 Brunnenstrasse Berlin, 10119, Germany(1)(3)	Growth Capital Loan (9.75% interest rate, 6.75% EOT payment)	7/5/2022	12,500	12,693	10,337	7/31/2025
	Growth Capital Loan (9.75% interest rate, 6.75% EOT payment)	10/21/2022	12,500	12,624	9,771	10/31/2025
			25,000	25,317	20,108

Frubana Inc. Carrera 11B Number 99-25, Piso 8 Bogota, 110221 Colombia(1)(3)	Growth Capital Loan (Prime + 6.25% interest rate, 9.75% floor, 5.00% EOT payment)(2)	1/25/2023	210	209	209	1/31/2027
	Growth Capital Loan (Prime + 6.50% interest rate, 10.00% floor, 6.00% EOT payment)(2)	4/3/2023	8,000	8,024	8,024	4/30/2025
	Growth Capital Loan (Prime + 8.00% interest rate, 11.50% floor, 7.50% EOT payment)(2)	10/3/2023	8,000	7,860	7,860	10/31/2026
			16,210	16,093	16,093

Foodology Inc. Cra 120a Suite 3a-05 Bogota, 110221, Colombia(1)(3)	Growth Capital Loan (Prime + 5.75% interest rate, 9.00% floor, 5.50% EOT payment)(2)	4/8/2022	174	181	181	4/30/2025
	Growth Capital Loan (Prime + 5.75% interest rate, 9.00% floor, 5.50% EOT payment)(2)	5/16/2022	446	462	462	5/31/2025
	Growth Capital Loan (Prime + 6.25% interest rate, 9.50% floor, 6.00% EOT payment)(2)	5/24/2022	2,954	3,068	3,068	5/31/2025
	Growth Capital Loan (Prime + 6.75% interest rate, 10.00% floor, 6.50% EOT payment)(2)	4/28/2023	2,976	2,952	2,952	4/30/2026
	Growth Capital Loan (Prime + 6.75% interest rate, 10.00% floor, 6.50% EOT payment)(2)	4/28/2023	1,280	1,269	1,269	4/30/2026
			7,830	7,932	7,932

Good Eggs, Inc. 2000 Maritime Street Oakland, CA 94607	Growth Capital Loan (Prime + 0.50% interest rate, 8.00% floor, 7.75% EOT payment)	8/12/2021	5,298	5,542	5,413	8/31/2025
	Growth Capital Loan (Prime + 0.50% interest rate, 8.00% floor, 6.00% EOT payment)	5/26/2022	7,000	7,103	6,961	5/31/2025
			12,298	12,645	12,374

Hydrow, Inc. 10 Summer St 5th Floor Boston, MA 02110	Growth Capital Loan (Prime + 7.75% interest rate, 11.00% floor, 10.00% EOT payment)	2/9/2021	3,350	3,570	3,464	12/31/2024
	Growth Capital Loan (Prime + 7.75% interest rate, 11.00% floor, 10.00% EOT payment)	2/9/2021	6,700	7,092	6,882	12/31/2024
	Growth Capital Loan (Prime + 7.00% interest rate, 10.25% floor, 10.00% EOT payment)	8/10/2021	7,475	7,889	7,618	2/28/2025
	Growth Capital Loan (Prime + 7.00% interest rate, 10.25% floor, 10.00% EOT payment)	8/31/2021	7,475	7,885	7,614	2/28/2025
			25,000	26,436	25,578

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
JOKR S.à r.l. 42, Rue de la Vallée, L-2661 Luxembourg, Grand Duchy of Luxembourg(1)(3)	Growth Capital Loan (Prime + 7.75% interest rate, 11.00% floor, 6.00% EOT payment)	11/3/2021	2,890	2,901	2,847	11/30/2025
	Growth Capital Loan (Prime + 7.75% interest rate, 11.00% floor, 6.00% EOT payment)	8/17/2022	1,000	1,006	991	8/31/2026
	Revolver (Prime + 5.75% interest rate, 9.00% floor, 3.00% EOT payment)(2)	11/2/2021	501	505	500	7/31/2024
			4,391	4,412	4,338

Lower Holding Company 8131 Smith’s Mill Road New Albany, OH 43054	Growth Capital Loan (Prime + 3.75% interest rate, 11.25% floor, 5.00% EOT payment)	12/28/2022	8,000	8,047	7,872	12/31/2025

Nakdcom One World AB Väverigatan 14 SE-415 11 Göteborg, Sweden(1)(3)	Growth Capital Loan (Prime + 8.25% PIK interest, 11.50% floor, 10.00% EOT payment)(2)	6/6/2022	5,598	4,904	4,620	12/31/2026
	Growth Capital Loan (Prime + 8.25% PIK interest, 11.50% floor, 10.00% EOT payment)(2)	8/29/2022	3,140	2,733	2,747	12/31/2026
			8,738	7,637	7,367

Outdoor Voices, Inc. 1637 E 2nd Street Austin, TX 78702(7)	Growth Capital Loan (5.50% interest rate, 11.25% EOT payment)	2/26/2019	4,000	4,347	1,437	10/31/2033
	Growth Capital Loan (5.50% interest rate, 11.25% EOT payment)	4/4/2019	2,000	2,163	719	10/31/2033
			6,000	6,510	2,156

Project 1920, Inc. 441 Jackson St San Francisco, CA 94111(7)	Growth Capital Loan (Prime + 6.25% interest rate, 9.50% floor, 6.50% EOT payment)(2)	3/25/2022	1,927	1,973	1,080	3/31/2025
	Revolver (Prime + 5.75% interest rate, 9.00% floor, 2.00% EOT payment)(2)	3/25/2022	2,100	2,142	1,177	3/25/2024
			4,027	4,115	2,257

MA Micro Limited Aambeeldstraat 34 Amsterdam 1021 KB Netherlands(1)(3)	Convertible Note(2)(8)	12/31/2023	4,166	2,713	2,713	12/31/2028
	Growth Capital Loan(2)(8)	12/31/2023	4,166	1,442	1,442	12/31/2026
	Growth Capital Loan(2)(8)	12/31/2023	1,389	1,186	1,186	12/31/2028
			9,721	5,341	5,341
Total Consumer Products and Services - 35.00%*			136,930	134,250	121,202

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
E-Commerce - Clothing and Accessories
Dia Styling Co. 175 Varick St, 7th Floor New York, NY 10014	Growth Capital Loan (Prime + 4.75% interest rate, 13.25% floor, 8.25% EOT payment)	6/30/2022	5,000	5,230	5,164	6/30/2025

FabFitFun, Inc. 360 N. La Cienega Blvd. Los Angeles, CA 90048	Growth Capital Loan (Prime + 7.00% interest rate, 12.00% floor, 6.75% EOT payment)	9/29/2021	16,917	16,562	16,562	11/30/2027

Minted, Inc. 747 Front Street, Suite 200 San Francisco, CA 94111	Growth Capital Loan (Prime + 8.00% interest rate, 11.50% floor, 6.00% EOT payment)	6/15/2022	16,500	16,771	16,771	6/30/2027
	Revolver (Prime + 6.50% interest rate, 10.00% floor)(2)	6/15/2022	-	-	-	6/15/2025
			16,500	16,771	16,771

Outfittery GMBH Leuschnerdamm 31 10999 Berlin. Germany(1)(3)	Growth Capital Loan (11.00% PIK interest, 14.73% EOT payment)(2)	1/1/2021	24,493	27,137	25,059	1/1/2025
	Revolver (9.00% PIK interest, 7.53% EOT payment)(2)	1/1/2021	4,106	4,290	4,157	1/1/2025
	Revolver (9.00% PIK interest, 9.00% EOT payment)(2)	12/28/2022	2,328	2,406	2,406	1/1/2025
			30,927	33,833	31,622

TFG Holding, Inc. 800 Apollo Street El Segundo, CA 90245(7)	Growth Capital Loan (Prime + 8.75% interest rate, 12.00% floor, 7.50% EOT payment)	12/4/2020	10,500	11,004	10,034	12/31/2023
	Growth Capital Loan (Prime + 8.75% interest rate, 12.00% floor, 7.50% EOT payment)	12/21/2021	7,000	7,018	6,728	12/31/2024
	Growth Capital Loan (Prime + 7.25% interest rate, 10.50% floor, 7.00% EOT payment)(2)	3/31/2022	7,000	7,002	6,508	9/30/2025
			24,500	25,024	23,270

Trendly, Inc. 168 39th St Building 19. Unit 5B Brooklyn, NY 11232	Growth Capital Loan (Prime + 7.75% interest rate, 11.00% floor, 8.50% EOT payment)	5/27/2021	19,500	20,484	20,484	11/30/2024
	Growth Capital Loan (Prime + 7.75% interest rate, 11.00% floor, 8.50% EOT payment)	6/7/2022	3,000	3,034	3,034	12/31/2025
	Growth Capital Loan (Prime + 7.75% interest rate, 11.00% floor, 8.50% EOT payment)	6/7/2022	5,500	5,638	5,638	12/31/2025
			28,000	29,156	29,156
Total E-Commerce - Clothing and Accessories - 35.39%*			121,844	126,576	122,545

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
E-Commerce - Personal Goods
Merama Inc. 67 Lenox Hill Drive Spring, TX 77382	Growth Capital Loan (10.00% interest rate, 7.50% EOT payment)	5/17/2021	4,168	4,396	4,373	6/30/2024
	Growth Capital Loan (10.00% interest rate, 7.50% EOT payment)	6/30/2021	1,951	2,056	2,045	6/30/2024
	Growth Capital Loan (10.00% interest rate, 7.50% EOT payment)	8/4/2021	4,163	4,361	4,331	8/31/2024
	Growth Capital Loan (10.00% interest rate, 7.50% EOT payment)	2/17/2023	9,692	9,693	9,533	8/31/2025
Total E-Commerce - Personal Goods - 5.86%*			19,974	20,506	20,282

Entertainment
Luminary Roli Limited Railway Arch 326. Stean Street London E8 4ED(1)(3)	Growth Capital Loan(2)(8)	8/31/2021	35,492	29,530	10,229	8/31/2026

Mind Candy Limited 4th Floor, Bonhill Building, 15 Bonhill Street London, United Kingdom(1)(3)	Growth Capital Loan (12.00% PIK interest)(2)	6/25/2014	20,591	20,591	17,326	3/31/2024
	Growth Capital Loan (9.00% PIK interest)(2)	3/17/2020	1,412	1,412	1,297	3/31/2024
	Growth Capital Loan (9.00% PIK interest)(2)	12/21/2020	1,317	1,317	1,210	3/31/2024
			23,320	23,320	19,833
Total Entertainment - 8.68%*			58,812	52,850	30,062

Financial Institution and Services
Prodigy Investments Limited 25 Fouberts Place London W1F 7Qf, United Kingdom(1)(3)	Growth Capital Loan (8.00% cash interest rate + 6.28% PIK interest)(2)	12/31/2020	34,166	33,843	33,709	12/31/2025
Total Financial Institution and Services - 9.73%*			34,166	33,843	33,709

Financial Software
Synapse Financial Technologies, Inc. 101 2nd Street, Suite 525 San Francisco, CA 94105	Growth Capital Loan (Prime + 5.75% interest rate, 9.75% floor, 4.00% EOT payment)	7/29/2022	811	821	811	7/31/2025
Total Financial Software - 0.23%*			811	821	811

Food & Drug
Capsule Corporation 122 West 146th New York, NY 10039	Growth Capital Loan (Prime + 7.75% interest rate, 13.00% floor, 13.00% EOT payment)	12/30/2020	15,000	16,185	15,941	12/31/2024
Total Food & Drug - 4.60%*			15,000	16,185	15,941

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Healthcare Technology Systems
Kalderos, Inc. 625 W. Adams Street Ste 20-146 Chicago, IL 60661	Growth Capital Loan (Prime + 2.50% interest rate, 8.75% floor, 3.00% EOT payment)	3/14/2023	1,200	1,179	1,179	6/30/2026
	Growth Capital Loan (Prime + 2.50% interest rate, 8.75% floor, 3.00% EOT payment)	3/21/2023	1,800	1,768	1,768	6/30/2026
	Growth Capital Loan (Prime + 4.50% interest rate, 10.75% floor, 7.25% EOT payment)	3/21/2023	10,000	10,024	10,024	9/30/2026
			13,000	12,971	12,971

K Health, Inc. 125 West 25th Street New York, NY 10001	Growth Capital Loan (Prime + 2.25% interest rate, 10.00% floor, 4.75% EOT payment)(2)	7/14/2023	5,000	4,847	4,847	7/31/2026

Thirty Madison, Inc. 183 Madison Ave 6th floor New York, NY 10016	Growth Capital Loan (Prime + 4.75% interest rate, 11.00% floor, 6.00% EOT payment)	12/30/2022	20,000	20,176	20,176	12/31/2025
	Growth Capital Loan (Prime + 4.75% PIK interest, 11.00% floor, 6.00% EOT payment)	6/12/2023	21,535	21,777	21,777	6/12/2027
	Growth Capital Loan (Prime + 4.75% PIK interest, 11.00% floor, 6.00% EOT payment)(2)	6/14/2023	1,620	1,593	1,593	6/12/2027
			43,155	43,546	43,546
Total Healthcare Technology Systems - 17.72%*			61,155	61,364	61,364

Information Services (B2C)
Tempus Ex Machina, Inc. 635 Brannan St San Francisco, CA 94107	Growth Capital Loan (Prime + 5.00% interest rate, 10.50% floor, 5.25% EOT payment)	5/4/2023	1,000	1,002	1,002	2/28/2027
	Growth Capital Loan (Prime + 5.25% interest rate, 11.25% floor, 5.50% EOT payment)	5/4/2023	1,000	997	997	5/31/2027
Total Information Services (B2C) - 0.58%*			2,000	1,999	1,999

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Multimedia and Design Software
Hover Inc. 225 Bush Street, 7th Floor San Francisco, CA 94104	Growth Capital Loan (Prime + 4.75% interest rate, 9.50% floor, 5.50% EOT payment)	9/30/2022	20,000	19,968	19,968	3/31/2027
Total Multimedia and Design Software - 5.77%*			20,000	19,968	19,968

Other Financial Services
Jerry Services, Inc. 430 Sherman Avenue Suite 305 Palo Alto, CA 94306	Growth Capital Loan (10.00% interest rate, 8.25% EOT payment)	6/13/2022	10,000	10,250	10,036	9/30/2025
	Growth Capital Loan (13.75% interest rate, 8.25% EOT payment)	3/17/2023	10,000	9,995	9,951	6/30/2026
			20,000	20,245	19,987

Monzo Bank Limited Broadwalk House 5 Appold Street London EC2A 2AG(1)(3)	Growth Capital Loan (12.00% interest rate)(2)	3/8/2021	7,035	6,915	6,125	3/8/2026
Total Other Financial Services - 7.54%*			27,035	27,160	26,112

Real Estate Services
Homeward, Inc. 1001 South Capital of Texas Highway Bldg I, Suite 100 Austin, TX 78746	Growth Capital Loan (Prime + 6.50% interest rate, 9.75% floor, 9.75% EOT payment)	12/30/2021	10,000	10,418	10,049	6/30/2026
	Growth Capital Loan (Prime + 6.25% interest rate, 9.50% floor, 2.25% EOT payment)	12/30/2022	5,000	5,035	4,989	12/31/2024
			15,000	15,453	15,038

Mynd Management, Inc. 1611 Telegraph Ave Oakland, CA 94612	Growth Capital Loan (Prime + 6.00% interest rate, 9.50% floor, 6.00% EOT payment)	5/25/2022	6,000	6,188	6,188	5/31/2025
	Growth Capital Loan (Prime + 6.00% interest rate, 9.50% floor, 6.00% EOT payment)	12/27/2022	4,000	4,027	4,027	12/31/2025
	Growth Capital Loan (Prime + 5.25% interest rate, 13.50% floor, 4.00% EOT payment)(2)	6/29/2023	10,000	9,972	9,972	12/31/2025
			20,000	20,187	20,187

Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
True Footage Inc. 1501 4th Ave Ste 2850 Seattle, WA 98101	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	12/3/2021	250	258	256	12/31/2024
	Growth Capital Loan (11.00% interest rate, 6.00% EOT payment)	12/3/2021	800	822	813	12/31/2024
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	12/3/2021	220	227	225	12/31/2024
	Growth Capital Loan (11.00% interest rate, 8.00% EOT payment)	12/13/2021	105	109	108	12/31/2024
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	12/13/2021	440	455	450	12/31/2024
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	12/15/2021	208	215	213	12/31/2024
	Growth Capital Loan (11.00% interest rate, 8.00% EOT payment)	12/15/2021	150	156	154	12/31/2024
	Growth Capital Loan (11.00% interest rate, 6.00% EOT payment)	12/15/2021	1,372	1,409	1,395	12/31/2024
	Growth Capital Loan (11.00% interest rate, 6.00% EOT payment)	12/21/2021	760	780	772	12/31/2024
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	1/31/2022	170	175	173	1/31/2025
	Growth Capital Loan (11.00% interest rate, 8.00% EOT payment)	2/25/2022	115	119	118	2/28/2025
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	3/15/2022	300	307	304	3/31/2025
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	4/22/2022	1,109	1,135	1,119	4/30/2025
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	4/22/2022	991	1,010	996	4/30/2025
	Growth Capital Loan (11.00% interest rate, 8.00% EOT payment)	5/23/2022	216	221	217	5/31/2025
	Growth Capital Loan (11.00% interest rate, 6.00% EOT payment)	7/19/2022	200	201	198	7/31/2025
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	7/19/2022	100	101	100	7/31/2025
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	12/5/2022	150	150	147	12/31/2025
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	12/5/2022	361	360	354	12/31/2025
	Growth Capital Loan (11.00% interest rate, 6.00% EOT payment)	12/5/2022	565	562	552	12/31/2025
	Growth Capital Loan (11.00% interest rate, 6.00% EOT payment)	5/23/2023	240	236	231	5/31/2026
	Growth Capital Loan (11.00% interest rate, 7.00% EOT payment)	5/23/2023	434	427	418	5/31/2026
	Growth Capital Loan (11.00% interest rate, 8.00% EOT payment)	5/23/2023	720	710	694	5/31/2026
			9,976	10,145	10,007
Total Real Estate Services - 13.06%*			44,976	45,785	45,232

Shopping Facilitators
Moda Operandi, Inc. 315 Hudson Street, 5th Floor New York, NY 10013	Growth Capital Loan (Prime + 8.75% interest rate, 12.00% floor, 7.00% EOT payment)	12/30/2021	27,500	28,977	28,977	6/30/2024
Total Shopping Facilitators - 8.37%*			27,500	28,977	28,977

Travel & Leisure
GoEuro Corp. Warschauer Platz 12, 10245 Berlin, Germany(1)(3)	Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	10/30/2019	20,000	20,673	20,093	1/31/2027
	Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	3/27/2020	10,000	10,299	10,011	1/31/2027
Total Travel & Leisure - 8.69%*			30,000	30,972	30,104
Total Debt Investments - 210.88%*			$776,930	$780,172	$730,295

Company	Type of Warrant	Acquisition Date(12)	Shares	Cost(6)	Fair Value
Warrant Investments(8)
Advertising / Marketing
InMobi Pte Ltd. 7th Floor, Block Delta ‘B’ Embassy Tech Square, Outer Ring Road Bangalore Karnataka 560103 India(1)(3)	Ordinary Shares(2)	12/13/2013	48,500	$35	$13
Total Advertising / Marketing - 0.00%*				35	13

Aerospace and Defense
Loft Orbital Solutions Inc. 321 11th St San Francisco, CA 94103	Common Stock(2)	7/15/2022	22,488	192	67
Total Aerospace and Defense - 0.02%*				192	67

Application Software
Flo Health, Inc. 27 Old Gloucester Street, London, WC1N 3AX, United Kingdom(1)(3)	Preferred Stock	5/10/2022	14,536	123	172
Total Application Software - 0.05%*				123	172

Business Applications Software
Arcadia Power, Inc. 555 11th Street 4th Floor Washington, DC 20004	Preferred Stock	12/10/2021	55,458	138	240
	Preferred Stock	6/29/2022	27,714	164	72
				302	312

DialPad, Inc. 3001 Bishop Ranch Suite 400A San Ramon, CA 94583	Preferred Stock(2)	8/3/2020	28,980	102	23

Envoy, Inc. 410 Townsend St, 4th floor San Francisco, CA 94107	Preferred Stock(2)	5/8/2020	358,930	82	208

Farmer’s Business Network, Inc. 388 El Camino Real San Carlos, CA 94070	Preferred Stock(2)	1/3/2020	37,666	33	24

Filevine, Inc. 1260 Stringham Ave, Suite 600 Salt Lake City, UT 84106	Preferred Stock(2)	4/20/2021	186,160	38	253

FlashParking, Inc. 2500 Bee Caves Rd, Bldg III STE 400 Austin, TX 78746	Preferred Stock	6/15/2021	210,977	810	1,295

Narvar, Inc. 3 E 3rd Ave Suite 211 San Mateo, CA 94401	Preferred Stock(2)	8/28/2020	87,160	102	102

NewStore Inc. 60 South Street, Suite 910 Boston, MA 02111	Preferred Stock(2)	11/16/2022	48,941	18	12

Company	Type of Warrant	Acquisition Date(12)	Shares	Cost(6)	Fair Value

OneSource Virtual, Inc. 9001 Cypress Waters Blvd Dallas, TX 75063	Preferred Stock(2)	6/25/2018	70,773	161	168

Passport Labs, Inc. 128 South Tryon Street, #220 Charlotte, NC 28202	Preferred Stock(2)	9/28/2018	21,929	303	590

Quantcast Corporation 795 Folsom Street San Francisco, CA 94107	Cash Exit Fee(2)(5)	8/9/2018		213	161

Uniphore Technologies Inc. 1001 Page Mill Road Bldg 4, Suite 100-B Palo Alto, CA 94304	Common Stock	12/22/2021	35,000	34	100
Total Business Applications Software - 0.94%*				2,198	3,248

Business Products and Services
Cart.com, Inc. 1334 Brittmoore Rd. Suite 225 Houston, TX 77043	Common Stock(2)	12/30/2021	32,731	477	640
	Preferred Stock(2)	3/31/2022	4,532	25	51
				502	691

LeoLabs, Inc. 4005 Bohannon Drive Menlo Park, CA 94025	Preferred Stock(2)	1/20/2022	218,512	197	227

Quick Commerce Ltd 1st Floor, One Suffolk Way, Sevenoaks Kent, England, TN13 1YL(1)(3)	Preferred Stock	5/4/2022	1,390,448	311	111

Substack Inc. 111 Sutter St 7th Floor San Francisco, CA 94104	Preferred Stock(2)	7/13/2022	1,141	6	6
Total Business Products and Services - 0.30%*				1,016	1,035

Business/Productivity Software
Forum Brands Holdings, Inc. 22 W 19th St New York, NY 10011	Preferred Stock	7/6/2021	49,892	626	738

Metropolis Technologies, Inc. 1314 7th Street, 5th Floor Santa Monica, CA 90401	Common Stock(2)	3/30/2022	87,385	87	523
Total Business/Productivity Software - 0.36%*				713	1,261

Business to Business Marketplace
Optoro, Inc. 1001 G Street Northwest Suite 1200 Washington, DC 20001	Preferred Stock(2)	7/13/2015	10,346	40	67

RetailNext, Inc. 307 Orchard City Drive Suite 100 Campbell, CA 95008	Preferred Stock(2)	11/16/2017	123,420	80	111
Total Business to Business Marketplace - 0.05%*				120	178

Company	Type of Warrant	Acquisition Date(12)	Shares	Cost(6)	Fair Value
Commercial Services

Transfix, Inc. 11 Park Pl, 18th Floor New York, NY 10007	Preferred Stock(2)	5/31/2019	133,502	188	188
Total Commercial Services - 0.05%*				188	188

Computer Hardware
Grey Orange International Inc. 660 Hembree Parkway Suite 120 Roswell, GA 30076	Preferred Stock(2)	3/16/2021	52,773	183	121
Total Computer Hardware - 0.03%*				183	121

Consumer Finance
Activehours, Inc. (d/b/a Earnin) 200 Portage Ave. Palo Alto, CA 94306	Preferred Stock(2)	10/8/2020	108,468	346	703

The Aligned Company (f/k/a Thingy Thing Inc.) 360 East Second Street Suite 800 Los Angeles, CA 90012	Preferred Stock(2)	10/21/2021	5,855	17	191
	Preferred Stock(2)	9/30/2022	163	2	2
				19	193
Total Consumer Finance - 0.26%*				365	896

Consumer Non-Durables
Athletic Greens International, Inc. 3064 Silver Sage Dr Suite 150 Carson City, NV 89701	Ordinary Shares(2)	6/3/2022	2,262	85	84

Don’t Run Out, Inc. 85 Delancey St. New York, NY 10002	Preferred Stock	12/30/2021	42,929	30	13

Hims & Hers Health, Inc. (f/k/a Hims, Inc.) 2269 Chestnut Street #523 San Francisco, CA 94123	Preferred Stock(2)	11/27/2019	98,723	73	407
Total Consumer Non-Durables - 0.15%*				188	504

Consumer Products and Services
Avantstay, Inc. 750 N San Vicente Blvd # 800 West Hollywood, CA 90069	Common Stock	12/12/2022	24,495	151	199

Baby Generation, Inc. 149 E. 23rd St. #1812 New York, NY 10010	Common Stock(2)	1/26/2022	33,964	25	25

Company	Type of Warrant	Acquisition Date(12)	Shares	Cost(6)	Fair Value

everdrop GmbH Isarwinkel 4 München, 81379, Germany(1)(3)	Preferred Stock(2)	3/16/2022	14	25	25

Flink SE 19-21 Brunnenstrasse Berlin, 10119, Germany(1)(3)	Preferred Stock	4/13/2022	178	339	-

Foodology Inc. Cra 120a Suite 3a-05 Bogota, 110221, Colombia(1)(3)	Preferred Stock(2)	3/25/2022	26,619	116	86

Frubana Inc. Carrera 11B Number 99-25, Piso 8 Bogota, 110221 Colombia(1)(3)	Preferred Stock(2)	9/30/2022	15,987	334	239

Good Eggs, Inc. 2000 Maritime Street Oakland, CA 94607	Preferred Stock	8/12/2021	154,633	401	22

Hydrow, Inc. 10 Summer St 5th Floor Boston, MA 02110	Common Stock	2/9/2021	103,267	143	-
	Preferred Stock	8/6/2021	53,903	89	-
				232	-

JOKR S.à r.l. 42, Rue de la Vallée, L-2661 Luxembourg, Grand Duchy of Luxembourg(1)(3)	Preferred Stock	7/24/2023	8,120	275	44

Lower Holding Company 8131 Smith’s Mill Road New Albany, OH 43054	Preferred Stock	12/28/2022	146,431	189	26

Nakdcom One World AB Väverigatan 14 SE-415 11 Göteborg, Sweden(1)(3)	Preferred Stock(2)	6/2/2022	894,182	1,258	1,107

Outdoor Voices, Inc. 1637 E 2nd Street Austin, TX 78702	Common Stock	2/26/2019	732,387	369	7

Pair Eyewear, Inc. 251 W. 87th St. #66 New York, NY 10024	Common Stock(2)	7/12/2022	2,288	5	7

Project 1920, Inc. 441 Jackson St San Francisco, CA 94111	Preferred Stock(2)	3/25/2022	41,140	23	-

Quip NYC, Inc. 45 Main Street Brooklyn, NY 11201	Preferred Stock(2)	11/26/2018	41,272	455	1,020

Company	Type of Warrant	Acquisition Date(12)	Shares	Cost(6)	Fair Value

Tempo Interactive Inc. 346 9th St San Francisco, CA 94103	Preferred Stock(2)	3/31/2021	14,709	93	14

The Black Tux, Inc. 1515 4th Street, 243 Centre Street Santa Monica, CA 90401	Preferred Stock(2)	11/5/2021	142,939	139	460
Total Consumer Products and Services - 0.95%*				4,429	3,281

Consumer Retail
LovePop, Inc. 125 Lincoln Street Boston, MA 02111	Preferred Stock(2)	10/23/2018	163,463	168	128

Savage X, Inc. 800 Apollo Street El Segundo, CA 90245	Preferred Stock(2)	4/7/2020	28,977	471	617
Total Consumer Retail - 0.22%*				639	745

Database Software
Sisense, Inc. 1359 Broadway, 4th Floor New York, NY 10018	Cash Exit Fee(2)(5)	12/28/2021		190	465
Total Database Software - 0.13%*				190	465

E-Commerce - Clothing and Accessories
FabFitFun, Inc. 360 N. La Cienega Blvd. Los Angeles, CA 90048	Preferred Stock(2)	11/20/2017	331,048	940	463
	Common Stock	9/29/2023	117,338	375	375
				1,315	838

Minted, Inc. 747 Front Street, Suite 200 San Francisco, CA 94111	Preferred Stock	9/30/2020	51,979	516	249

Outfittery GMBH Leuschnerdamm 31 10999 Berlin. Germany(1)(3)	Cash Exit Fee(2)(5)	8/10/2017		1,850	1,109

Rent the Runway, Inc. 345 Hudson Street, 6th Floor New York, NY 10014	Preferred Stock(2)	11/25/2015	88,037	213	-
	Common Stock(2)	11/25/2015	149,203	1,081	-
				1,294	-

Company	Type of Warrant	Acquisition Date(12)	Shares	Cost(6)	Fair Value

Stance, Inc. 193 Avenida La Pata San Clemente, CA 92673	Preferred Stock(2)	3/31/2017	75,000	41	70

TFG Holding, Inc. 800 Apollo Street El Segundo, CA 90245	Common Stock	11/30/2020	229,330	762	-

Trendly, Inc. 168 39th St Building 19. Unit 5B Brooklyn, NY 11232	Preferred Stock	5/27/2021	574,742	381	914
	Preferred Stock	6/7/2022	57,924	44	69
				425	983

Untuckit LLC 110 Greene Street New York, NY 10012	Cash Exit Fee(2)(5)	5/11/2018		39	57
Total E-Commerce - Clothing and Accessories - 0.95%*				6,242	3,306

E-Commerce - Personal Goods
Grove Collaborative, Inc. 1301 Sansome Street San Francisco, CA 94111	Common Stock(2)	4/2/2018	62,128	219	4
	Common Stock(2)	5/22/2019	25,664	228	-
				447	4

Merama Inc. 67 Lenox Hill Drive Spring, TX 77382	Preferred Stock	4/28/2021	191,274	406	1,502
Total E-Commerce - Personal Goods - 0.43%*				853	1,506

Entertainment
Mind Candy, Inc. 4th Floor, Bonhill Building, 15 Bonhill Street London, United Kingdom(1)(3)	Preferred Stock(2)	3/24/2017	278,209	922	-
Total Entertainment - 0.00%*				922	-

Financial Institution and Services
BlueVine Capital, Inc. 30 Montgomery St, Suite 1400 Jersey City, NJ 07302	Preferred Stock(2)	9/15/2017	271,293	361	909

Prodigy Investments Limited 25 Fouberts Place London W1F 7Qf, United Kingdom(1)(3)	Ordinary Shares(2)	12/5/2017	56,241	869	609

Revolut Ltd 7 Westferry Circus, Canary Wharf London, England, E14 4HD(1)(3)	Ordinary Shares(2)	4/16/2018	6,253	40	1,504
	Ordinary Shares(2)	10/29/2019	7,945	324	1,639
				364	3,143

WorldRemit Group Limited 62 Buckingham Gate London, United Kingdom(1)(3)	Preferred Stock(2)	12/23/2015	128,290	382	1,050
	Preferred Stock(2)	12/23/2015	46,548	136	324
				518	1,374
Total Financial Institution and Services - 1.74%*				2,112	6,035

Company	Type of Warrant	Acquisition Date(12)	Shares	Cost(6)	Fair Value
Financial Software
Synapse Financial Technologies, Inc. 101 2nd Street, Suite 525 San Francisco, CA 94105	Nonvoting Stock	7/29/2022	3,913	23	-
Total Financial Software - 0.00%*				23	-

Food & Drug
Capsule Corporation 122 West 146th New York, NY 10039	Preferred Stock	1/17/2020	202,533	437	34
	Cash Exit Fee(5)	12/28/2018		129	123
Total Food & Drug - 0.05%*				566	157

General Media and Content
Overtime Sports, Inc. 20 Jay St. Suite 600 Brooklyn, NY 11201	Preferred Stock(2)	5/4/2022	33,510	70	70

Thrillist Media Group, Inc. 568 Broadway, Ste. 507 New York, NY 10012	Common Stock(2)	9/24/2014	774,352	625	1,092
Total General Media and Content - 0.34%*				695	1,162

Healthcare Services
Found Health, Inc. 1 Letterman Drive Suite C3500 San Francisco, CA 94129	Preferred Stock(2)	3/25/2022	49,304	22	16

Vial Health Technology, Inc. 1050 Battery Street Suite 150 San Francisco, CA 94111	Preferred Stock(2)	12/14/2022	48,889	33	33
Total Healthcare Services - 0.01%*				55	49

Healthcare Technology Systems
Curology, Inc. 5717 Pacific Center San Diego, CA 92121	Preferred Stock(2)	5/23/2019	36,020	58	24

Kalderos, Inc. 625 W. Adams Street Ste 20-146 Chicago, IL 60661	Preferred Stock	12/27/2022	73,606	167	92

K Health, Inc. 125 West 25th Street New York, NY 10001	Common Stock(2)	7/14/2023	61,224	187	187

Thirty Madison, Inc. 183 Madison Ave 6th floor New York, NY 10016	Preferred Stock	12/30/2022	167,494	445	451
Total Healthcare Technology Systems - 0.22%*				857	754

Information Services (B2C)
Tempus Ex Machina, Inc. 635 Brannan St San Francisco, CA 94107	Preferred Stock	5/1/2023	11,974	9	9
Total Information Services (B2C) - 0.00%*				9	9

Company	Type of Warrant	Acquisition Date(12)	Shares	Cost(6)	Fair Value
Medical Software and Information Services
AirStrip Technologies, Inc. 2915 W Bitters Rd, Ste 215 San Antonio, TX 78248	Preferred Stock(2)	10/9/2013	8,036	112	-
Total Medical Software and Information Services - 0.00%*				112	-

Multimedia and Design Software
Hover Inc. 225 Bush Street, 7th Floor San Francisco, CA 94104	Preferred Stock	9/30/2022	183,642	309	360

Open Space Labs, Inc. 333 Kearny St, Floor 4 San Francisco, CA 94108	Preferred Stock(2)	11/15/2022	2,954	7	4
Total Multimedia and Design Software - 0.11%*				316	364

Network Systems Management Software
Cohesity, Inc. 300 Park Avenue Suite 1700 San Jose, CA 95110	Preferred Stock(2)	1/10/2020	18,945	54	106

Signifyd, Inc. 99 Almaden Blvd., 4th Floor San Jose, CA 95113	Preferred Stock(2)	12/19/2019	33,445	132	441

Corelight, Inc. 548 Market St, PMB 77799 San Francisco, CA 94104	Common Stock(2)	9/29/2022	45,977	235	202
Total Network Systems Management Software - 0.22%*				421	749

Other Financial Services
Jerry Services, Inc. 430 Sherman Avenue Suite 305 Palo Alto, CA 94306	Preferred Stock	6/13/2022	41,936	169	100

Monzo Bank Limited Broadwalk House 5 Appold Street London EC2A 2AG(1)(3)	Ordinary Shares(2)	3/8/2021	64,813	161	446

N26 GmbH Voltairestraße 8 10179 Berlin, Germany(1)(3)	Preferred Stock(2)	9/14/2021	11	324	235

Upgrade, Inc. 275 Battery Street, 23rd Floor San Francisco, CA 94111	Preferred Stock(2)	1/18/2019	1,488,450	223	588
Total Other Financial Services - 0.40%*				877	1,369

Real Estate Services
Belong Home, Inc. 100 S Ellsworth Avenue Suite 400 San Mateo, CA 94401	Preferred Stock(2)	2/15/2022	7,730	6	15

Company	Type of Warrant	Acquisition Date(12)	Shares	Cost(6)	Fair Value
HomeLight, Inc. 100 California, Suite 800 San Francisco, CA 94015	Preferred Stock(2)	12/21/2018	54,004	44	89
	Preferred Stock(2)	11/5/2020	55,326	76	61
				120	150

Homeward, Inc. 1001 South Capital of Texas Highway Bldg I, Suite 100 Austin, TX 78746	Preferred Stock	12/10/2021	71,816	211	33

McN Investments Ltd. Carrera 11b Number 99 - 25 Floor 7 Bogota, Colombia(1)(3)	Preferred Stock(2)	5/27/2022	37,485	295	116

Mynd Management, Inc. 1611 Telegraph Ave Oakland, CA 94612	Preferred Stock	5/25/2022	26,765	19	18

Sonder Holdings Inc. 447 Sutter St. Suite 405 #542 San Francisco, CA 94108	Common Stock(2)	12/28/2018	10,024	232	-
	Common Stock(2)	3/4/2020	1,049	42	-
				274	-

True Footage Inc. 1501 4th Ave Ste 2850 Seattle, WA 98101	Preferred Stock	11/24/2021	88,762	147	282
Total Real Estate Services - 0.18%*				1,072	614

Shopping Facilitators
Moda Operandi, Inc. 315 Hudson Street, 5th Floor New York, NY 10013	Preferred Units	12/30/2021	36,450	169	80

OfferUp Inc. 1745 114th Ave SE Bellevue, WA 98004	Preferred Stock(2)	12/23/2019	131,006	42	139
Total Shopping Facilitators - 0.06%*				211	219

Social/Platform Software
ClassPass Inc. 275 7th Avenue New York, NY 10001	Preferred Stock(2)	3/18/2019	84,507	281	151
Total Social/Platform Software - 0.04%*				281	151

Travel & Leisure
GoEuro Corp. Warschauer Platz 12, 10245 Berlin, Germany(1)(3)	Preferred Stock	9/18/2019	12,027	362	405
	Preferred Stock	8/26/2022	24,066	996	1,032
Total Travel & Leisure - 0.41%*				1,358	1,437
Total Warrant Investments - 8.68%*				$27,561	$30,055

Company	Type of Equity	Acquisition Date(12)	Shares	Cost(6)	Fair Value	Ownership %(13)
Equity Investments(8)

Business Applications Software
Arcadia Power, Inc. 555 11th Street 4th Floor Washington, DC 20004	Preferred Stock(2)	9/21/2021	16,438	$167	$174	(14)

DialPad, Inc. 3001 Bishop Ranch Suite 400A San Ramon, CA 94583	Preferred Stock(2)	9/22/2020	15,456	120	107	(14)

Envoy, Inc. 410 Townsend St, 4th floor San Francisco, CA 94107	Preferred Stock(2)	12/30/2021	212,160	667	541	(14)

FlashParking, Inc. 2500 Bee Caves Rd, Bldg III STE 400 Austin, TX 78746	Preferred Stock(2)	7/19/2022	33,116	455	446	(14)

Filevine, Inc. 1260 Stringham Ave, Suite 600 Salt Lake City, UT 84106	Preferred Stock(2)	2/4/2022	56,353	357	277	(14)

Farmer’s Business Network, Inc. 388 El Camino Real San Carlos, CA 94070	Preferred Stock(2)	7/31/2020	860	28	13	(14)
	Preferred Stock(2)	9/28/2023	4,181	138	12	(14)
				166	25

Passport Labs, Inc. 128 South Tryon Street, #220 Charlotte, NC 28202	Preferred Stock(2)	6/11/2019	1,302	100	103	(14)

Uniphore Technologies Inc. 1001 Page Mill Road Bldg 4, Suite 100-B Palo Alto, CA 94304	Preferred Stock(2)	1/28/2022	28,233	350	287	(14)
Total Business Applications Software - 0.57%*				2,382	1,960

Business/Productivity Software
Forum Brands Holdings, Inc. 22 W 19th St New York, NY 10011	Preferred Stock(2)	7/16/2021	822	150	51	(14)
Total Business/Productivity Software - 0.01%*				150	51

Company	Type of Equity	Acquisition Date(12)	Shares	Cost(6)	Fair Value	Ownership %(13)
Commercial Services
MXP Prime GmbH Jägerstraße 41 10117 Berlin Germany(1)(3)	Common Stock(2)	2/3/2022	165	1,140	12	(14)
	Preferred Stock(2)	6/29/2023	23	-	134	(14)
	Preferred Stock(2)	6/29/2023	46	50	51	(14)
				1,190	197

Printify, Inc. 108 West 13th Street, Wilmington, DE 19801	Preferred Stock(2)	8/24/2021	13,850	50	50	(14)
Total Commercial Services - 0.07%*				1,240	247

Consumer Finance
Activehours, Inc. (d/b/a Earnin) 200 Portage Ave. Palo Alto, CA 94306	Preferred Stock(2)	11/10/2020	14,788	150	227	(14)
Total Consumer Finance - 0.07%*				150	227

Consumer Non-Durables
Hims & Hers Health, Inc. (f/k/a Hims, Inc.) 2269 Chestnut Street #523 San Francisco, CA 94123	Common Stock(2)(10)	4/29/2019	78,935	500	703	(14)

Misfits Market, Inc. (f/k/a Imperfect Foods, Inc.) 500 Griffith Morgan Ln Pennsauken Township, NJ 08110	Preferred Stock(2)	12/31/2022	1,615	142	152	(14)
	Preferred Stock(2)	12/31/2022	7,196	358	385	(14)
				500	537
Total Consumer Non-Durables - 0.36%*				1,000	1,240

Consumer Products and Services
everdrop GmbH Isarwinkel 4 München, 81379, Germany(1)(3)	Preferred Stock(2)	8/1/2022	78	310	333	(14)

Frubana Inc. Carrera 11B Number 99-25, Piso 8 Bogota, 110221 Colombia(1)(3)	Preferred Stock(2)	7/13/2022	7,993	500	363	(14)

Hydrow, Inc. 10 Summer St 5th Floor Boston, MA 02110	Preferred Stock(2)	12/14/2020	85,542	333	11	(14)
	Preferred Stock(2)	3/19/2021	46,456	335	11	(14)
				668	22

Company	Type of Equity	Acquisition Date(12)	Shares	Cost(6)	Fair Value	Ownership %(13)
JOKR S.à r.l. 42, Rue de la Vallée, L-2661 Luxembourg, Grand Duchy of Luxembourg(1)(3)	Preferred Stock(2)	12/7/2021	2,843	188	164	(14)
	Preferred Stock(2)	11/3/2022	787	37	47	(14)
				225	211

Pair Eyewear, Inc. 251 W. 87th St. #66 New York, NY 10024	Preferred Stock(2)	6/27/2023	1,880	10	10	(14)
Total Consumer Products and Services - 0.27%*				1,713	939

Consumer Retail
Savage X, Inc. 800 Apollo Street El Segundo, CA 90245	Preferred Stock(2)	1/20/2021	17,249	500	587	(14)
	Preferred Stock(2)	11/30/2021	10,393	500	467	(14)
Total Consumer Retail - 0.30%*				1,000	1,054

E-Commerce - Clothing and Accessories
FabFitFun, Inc. 360 N. La Cienega Blvd. Los Angeles, CA 90048	Preferred Stock(2)	1/17/2019	67,934	500	499	(14)
Total E-Commerce - Clothing and Accessories - 0.14%*				500	499

E-Commerce - Personal Goods
Grove Collaborative, Inc. 1301 Sansome Street San Francisco, CA 94111	Common Stock(2)(10)	6/5/2018	31,576	500	56	(14)

Merama Inc. 67 Lenox Hill Drive Spring, TX 77382	Preferred Stock(2)	4/19/2021	18,518	33	194	(14)
	Preferred Stock(2)	4/19/2021	14,490	83	168	(14)
	Preferred Stock(2)	9/1/2021	10,298	167	160
				283	522
Total E-Commerce - Personal Goods - 0.17%*				783	578

Company	Type of Equity	Acquisition Date(12)	Shares	Cost(6)	Fair Value	Ownership %(13)
Educational/Training Software
Nerdy Inc. (f/k/a Varsity Tutors LLC) 101 S. Hanley Rd Suite 300 St. Louis, MO 63105	Common Stock(2)(10)	1/5/2018	60,926	250	209	(14)
Total Educational/Training Software - 0.06%*				250	209

Entertainment
Luminary Roli Limited Railway Arch 326. Stean Street London E8 4ED(1)(3)	Ordinary Shares(2)	8/31/2021	434,782	2,525	315	1.3%

Mind Candy, Inc. 4th Floor, Bonhill Building, 15 Bonhill Street London, United Kingdom(1)(3)	Preferred Stock(2)	3/9/2020	511,665	1,000	-	1.9%
Total Entertainment - 0.09%*				3,525	315

Financial Institution and Services
Prodigy Investments Limited 25 Fouberts Place London W1F 7Qf, United Kingdom(1)(3)	Preference Shares(2)	12/31/2020	1,552	19,714	17,773	(14)

Revolut Ltd 7 Westferry Circus, Canary Wharf London, England, E14 4HD(1)(3)	Preferred Stock(2)	8/3/2017	25,920	292	7,020	(14)
Total Financial Institution and Services - 7.16%*				20,006	24,793

Food & Drug
Capsule Corporation 122 West 146th New York, NY 10039	Preferred Stock(2)	7/25/2019	128,423	716	369	(14)
Total Food & Drug - 0.11%*				716	369

General Media and Content
Overtime Sports, Inc. 20 Jay St. Suite 600 Brooklyn, NY 11201	Preferred Stock(2)	8/2/2022	127,656	1,000	1,000	(14)
Total General Media and Content - 0.29%*				1,000	1,000

Healthcare Technology Systems
Curology, Inc. 5717 Pacific Center San Diego, CA 92121	Preferred Stock(2)	11/26/2019	66,000	196	155	(14)
	Common Stock(2)	1/14/2020	142,855	404	93	(14)
				600	248

Company	Type of Equity	Acquisition Date(12)	Shares	Cost(6)	Fair Value	Ownership %(13)
Kalderos, Inc. 625 W. Adams Street Ste 20-146 Chicago, IL 60661	Preferred Stock(2)	12/27/2022	45,403	325	303	(14)

Talkspace, LLC (f/k/a Groop Internet Platfom, Inc.) 622 Third Avenue New York, NY 10017	Common Stock(2)(10)	5/15/2019	146,752	378	373	(14)

Thirty Madison, Inc. 183 Madison Ave 6th floor New York, NY 10016	Preferred Stock(2)	5/31/2019	81,708	1,000	757	(14)
Total Healthcare Technology Systems - 0.49%*				2,303	1,681

Multimedia and Design Software
Hover Inc. 225 Bush Street, 7th Floor San Francisco, CA 94104	Preferred Stock(2)	9/30/2022	42,378	231	263	(14)
Total Multimedia and Design Software - 0.08%*				231	263

Network Systems Management Software
Cohesity, Inc. 300 Park Avenue Suite 1700 San Jose, CA 95110	Preferred Stock(2)	3/24/2017	60,342	400	1,004	(14)
	Preferred Stock(2)	4/7/2020	9,022	125	153	(14)
Total Network Systems Management Software - 0.33%*				525	1,157

Other Financial Services
Jerry Services, Inc. 430 Sherman Avenue Suite 305 Palo Alto, CA 94306	Preferred Stock(2)	5/6/2022	8,231	104	74	(14)

Monzo Bank Limited Broadwalk House 5 Appold Street London EC2A 2AG(1)(3)	Ordinary Shares(2)	3/8/2021	92,901	1,000	1,430	(14)
	Ordinary Shares(2)	1/5/2022	26,281	516	510	(14)
				1,516	1,940

N26 GmbH Voltairestraße 8 10179 Berlin, Germany(1)(3)	Preferred Stock(2)	12/9/2021	22	1,264	1,497	(14)

Redesign Health Inc. 85 5th Avenue, 8th Floor New York, NY 10003	Preferred Stock(2)	7/12/2022	5,919	100	100	(14)
Total Other Financial Services - 1.04%*				2,984	3,611

Company	Type of Equity	Acquisition Date(12)	Shares	Cost(6)	Fair Value	Ownership %(13)
Real Estate Services
Belong Home, Inc. 100 S Ellsworth Avenue Suite 400 San Mateo, CA 94401	Preferred Stock(2)	4/18/2022	6,033	29	29	(14)

McN Investments Ltd. Carrera 11b Number 99 - 25 Floor 7 Bogota, Colombia(1)(3)	Preferred Stock(2)	5/6/2022	11,246	300	209	(14)

Sonder Holdings Inc. 447 Sutter St. Suite 405 #542 San Francisco, CA 94108	Common Stock(2)(10)	5/21/2019	2,186	312	7	(14)

True Footage Inc. 1501 4th Ave Ste 2850 Seattle, WA 98101	Preferred Stock(2)	10/18/2021	18,366	100	122	(14)
Total Real Estate Services - 0.11%*				741	367

Travel & Leisure
GoEuro Corp. Warschauer Platz 12, 10245 Berlin, Germany(1)(3)	Preferred Stock(2)	10/5/2017	2,362	300	295	(14)
	Preferred Stock(2)	5/9/2022	9,169	623	918	(14)
				923	1,213

Inspirato LLC 1544 Wazee Street Denver, CO 80202	Common Stock(2)(4)(10)	9/11/2014	6,081	287	22	(14)
Total Travel & Leisure - 0.36%*				1,210	1,235
Total Equity Investments - 12.07%*				$42,409	$41,795
Total Investments in Portfolio Companies - 231.63%*(9)(11)				$850,142	$802,145

Cash Equivalents
Money Market Fund	Type of Investment	Ticker	Cost	Fair Value
Federated Government Obligations Fund	Cash Equivalents	PRM	$151,910	$151,910
Total Cash Equivalents - 43.87%*			$151,910	$151,910

(1)	Investment is a non-qualifying asset under Section 55(a) of the 1940 Act. As of December 31, 2023, non-qualifying assets represented 28.7% of the Company’s total assets, at fair value.

(2)	As of December 31, 2023, this investment was not pledged as collateral as part of the Company’s revolving credit facility.

(3)	Entity is not domiciled in the United States and does not have its principal place of business in the United States.

(4)	Investment is owned by TPVG Investment LLC, a wholly owned taxable subsidiary of the Company.

(5)	Investment is a cash success fee or a cash exit fee payable on the consummation of certain trigger events.

(6)

Gross unrealized gains, gross unrealized losses, and net unrealized losses for federal income tax purposes totaled $21.9 million, $53.1 million and $31.2 million, respectively, for the investment portfolio as of December 31, 2023. The tax cost of investments is $833.4 million.

(7)

Debt is on non-accrual status as of December 31, 2023 and is therefore considered non-income producing. Non-accrual investments as of December 31, 2023 had a total cost and fair value of $41.7 million and $29.0 million, respectively.

(8)	Non-income producing investments.

(9)	Except for equity in six public companies, all investments were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Board.

(10)	Investment is publicly traded and listed on either the NYSE or the Nasdaq, and is not subject to restrictions on sales.

(11)

The Company generally acquires its investments in private transactions exempt from registration under the Securities Act. Unless otherwise indicated, all of the Company’s portfolio company investments are subject to restrictions on sales. As of December 31, 2023, the Company’s portfolio company investments that were subject to restrictions on sales totaled $800.8 million at fair value and represented 231.2% of the Company’s net assets. In addition, unless otherwise indicated, as of December 31, 2023, all investments are pledged as collateral as part of the Company’s revolving credit facility.

(12)	Acquisition date represents the date of the investment in the portfolio investment.

(13)	Percentage of class held refers only to equity held (excluding warrants), if any. Calculated on a fully diluted basis.

(14)	Represents less than 1.0% ownership in the class of equity held.

*	Value as a percentage of net assets.

Set forth below is a brief description of each portfolio company in our portfolio that constitutes 5% or more (at fair value) of our total assets as of December 31, 2023.

Prodigy Finance Limited is a fintech platform that enables financing for international postgraduate students who attend a participating business school or postgraduate institution. Prodigy Finance’s loans are collectively funded by a community of alumni, institutional investors and qualified private investors who receive a financial and social return; while the borrower gains access to higher education that they might not otherwise be able to finance. Prodigy Finance’s borderless credit model enables educational loan financing to international students, while using predicted post-degree affordability rather than present-day salary.

MANAGEMENT

Please refer to our most recent Definitive Proxy Statement on Schedule 14A, which is incorporated by reference into this prospectus, for information relating to the management of the Company.

PORTFOLIO MANAGEMENT

The Adviser’s senior investment team is led by the Adviser’s co-founders, James P. Labe, our Chief Executive Officer and Chairman, and Sajal K. Srivastava, our Chief Investment Officer, President, Secretary and Treasurer, who are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner.

Mr. Labe and Mr. Srivastava comprise the Investment Committee, which holds votes to approve any proposed investment transaction, including follow-on investments. Additionally, members of the Adviser’s senior investment team meet on at least a weekly basis to consider new and follow-on investment opportunities, with the non-Investment Committee members participating in voting on an advisory basis on all investments, which serves as an input to the Investment Committee’s decisions. During these meetings, the applicable originations professional (each, an “Origination Professional”) and investment and credit analysis professional (each, an “Investment and Credit Analysis Professional”) of the Adviser presents the transaction, results of the professional’s diligence review and credit analysis and the professional’s recommendations to the senior investment team. During the presentation, the investment team members in attendance typically ask questions, request clarifications, state opinions and assessments and make other comments. When there are no further questions and the discussions have concluded, the investment team holds an advisory vote to consider approval of the proposed transaction. In certain situations, the Investment Committee and members of the Adviser’s senior investment team may ask the Originations Professional and Investment and Credit Analysis Professional to perform additional analysis and resubmit the transaction at a later meeting. No single criterion determines a decision to invest. The members weigh a variety of factors, both qualitative and quantitative, when making an investment decision. Our Adviser has the discretion to modify the members of the Investment Committee and its approval process at any time without our consent.

Mr. Labe and Mr. Srivastava, through their positions at TPC, are also primarily responsible for the day-to-day management of other funds and accounts from time to time, including one other BDC, TriplePoint Private Venture Credit Inc. As of December 31, 2023, these other funds and accounts, when considered with the Company, had an aggregate of approximately $3.2 billion of assets under management and undrawn capital commitments, all of which, other than TPC’s proprietary account, are or will be subject to advisory fees under the applicable fund’s or account’s investment management arrangements. Mr. Labe and Mr. Srivastava are also primarily responsible for the day-to-day management of TPC.

The members of our Adviser’s Investment Committee and other advisory personnel employed by our Adviser receive compensation from our Adviser that include an annual base salary, an annual individual performance bonus and a portion of the incentive fee or carried interest earned in connection with their services. Each of Mr. Labe and Mr. Srivastava has a material ownership and financial interest in, and receive compensation and/or profit distributions from, our Adviser.

Portfolio Managers

We consider Mr. Labe and Mr. Srivastava, who are the members of our Adviser’s Investment Committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock to be beneficially owned by each of our portfolio managers as of April 12, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in TriplePoint Venture Growth BDC Corp.(1)(2)
James P. Labe	Over $1,000,000
Sajal K. Srivastava	Over $1,000,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $9.10 per share on April 12, 2024 on the NYSE.

Members of our Adviser’s Senior Investment Team

The members of our Adviser’s senior investment team consist of Mr. Labe and Mr. Srivastava and members of our Adviser’s Originations team.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information contained under the caption “Certain Relationships and Related Transactions” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The information contained under the captions “Security Ownership of Certain Beneficial Owners and Management” and “Dollar Range of Securities Beneficially Owned by Directors” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

DETERMINATION OF NET ASSET VALUE

 The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

 We calculate the value of our investments in accordance with the procedures described in “Item 1. Business – Determination of Net Asset Value” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

DIVIDEND REINVESTMENT PLAN

We adopted a dividend reinvestment plan that provides for the reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if the Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of such dividend reinvestment plan have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer and dividend paying agent and registrar, in writing so that such notice is received by the plan administrator no later than three business days prior to the payment date fixed by our Board for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three business days prior to the payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

The Board reserves the right, subject to the provisions of the 1940 Act, to use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by the Board. Market price per share on that date is the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and ask prices. We also reserve the right to instruct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator are allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the plan administrator in the open market. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or similar corporate action.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his, her or its account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions are reinvested, such stockholder does not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis in the stock received in a distribution from us is generally equal to the amount of the reinvested distribution. Any stock received in a distribution has a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

Those stockholders whose shares are held by a broker or other nominee who wish to terminate his, her or its account under the plan may do so by notifying his or her broker or nominee.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o Equiniti Trust Company, LLC, 48 Wall Street, Floor 23, New York, NY 10005.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code, the regulations of the U.S. Department of Treasury promulgated thereunder, or “Treasury regulations,” and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

This discussion does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities. The U.S. federal income tax consequences of such an investment in the relevant prospectus supplement.

A “U.S. stockholder” is generally a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation or other entity classified as a corporation for U.S. tax purposes created or organized in or under the laws of the United States, any state therein or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust).

A “non-U.S. stockholder” generally is a beneficial owner of shares of our common stock other than a U.S. stockholder.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our shares, the U.S. tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in our common stock should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Company

We have elected to be treated and intend to qualify each year as a RIC under Subchapter M of the Code. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To qualify as a RIC, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

●	diversify our holdings so that, at the end of each quarter of each taxable year:

o	at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and

o	not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs (the “Diversification Tests”).

In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, we are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”). We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify for tax treatment as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

●	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

●	at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

●	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Item 1. Business—Regulation—Senior Securities” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings we make with the SEC. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not be qualifying income for purposes of the 90% Gross Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Gross Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

Debt Instruments. In certain circumstances, we may be required to recognize taxable income prior to which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

Warrants. Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term generally depends on how long we held a particular warrant.

Foreign Investments. In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive Foreign Investment Companies. We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code), or “PFIC.” In general, unless a special tax election has been made, we are required to pay tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Certain adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election. For these reasons, we intend to manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for tax treatment as a RIC for each taxable year.

Taxation of U.S. stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) are taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate.

Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Certain distributions reported by us as Section 163(j) interest dividends may be treated as interest income by U.S. stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by U.S. stockholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Generally, you will be provided with a written notice each year reporting the amount of any (i) ordinary income dividends, and (ii) capital gain dividends. For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Dispositions. A U.S. stockholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Taxation of Non-U.S. Stockholders

The following discussion only applies to certain non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder depends upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and Deemed Distributions; Dispositions. Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, are generally subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

Dividend Reinvestment Plan. Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Backup Withholding. A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA”, and the Treasury regulations promulgated thereunder, generally impose a withholding tax of 30% on certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income to foreign financial institutions (“FFIs”) unless such FFIs enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or such FFIs reside in a jurisdiction that has entered into an intergovernmental agreement with the IRS to provide such information and such FFIs comply with the terms of such intergovernmental agreement and any enabling legislation or administrative authority with respect to such intergovernmental agreement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless such foreign entities certify that they do not have any greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. stockholder and the status of the intermediaries through which they hold their shares, non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. Under certain circumstances, a non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

DESCRIPTION OF COMMON STOCK

Please refer to Exhibit 4.11 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on March 6, 2024, which is incorporated by reference into this prospectus, for a description of our common stock. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.

DESCRIPTION OF PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

You should note that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any cash dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, the liquidation preference of any preferred stock, together with all other senior securities, must not exceed an amount equal to 66 2/3% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. In addition, under the 1940 Act, shares of preferred stock must be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution

Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock provides us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and prospectus supplement relating to such class or series will describe:

●	the designation and number of shares of such class or series;

●	the rate, whether fixed or variable, and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

●	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

●	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

●	the voting powers, if any, of the holders of shares of such class or series;

●	any provisions relating to the redemption of the shares of such class or series;

●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

●	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable class or series of preferred stock.

DESCRIPTION OF SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. You should read the prospectus supplement related to any such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days)

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

●	the number of such subscription rights issued to each stockholder;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. You should read the prospectus supplement related to any warrants offering.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

●	the aggregate number of such warrants;

●	the title of such warrants;

●	the price or prices at which such warrants will be issued;

●	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

●	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

●	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

●	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

●	whether such warrants will be issued in registered form or bearer form;

●	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

●	if applicable, the number of such warrants issued with each security;

●	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

●	information with respect to book-entry procedures, if any;

●	the terms of the securities issuable upon exercise of the warrants;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the series of debt securities being offered, as well as the complete indentures that contain the terms of the debt securities.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including among other things:

●	the designation or title of the series of debt securities;

●	the total principal amount of the series of debt securities;

●	the percentage of the principal amount at which the series of debt securities will be offered;

●	the date or dates on which principal will be payable;

●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

●	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

●	the terms for redemption, extension or early repayment, if any;

●	the currencies in which the series of debt securities are issued and payable;

●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

●	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

●	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

●	the provision for any sinking fund;

●	any restrictive covenants;

●	any Events of Default (as defined in “Events of Default” below);

●	whether the series of debt securities is issuable in certificated form;

●	any provisions for defeasance or covenant defeasance;

●	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

●	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

●	whether the debt securities are subject to subordination and the terms of such subordination;

●	whether the debt securities are secured and the terms of any security interest;

●	the listing, if any, on a securities exchange; and

●	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of risks involved with incurring additional leverage, see “Risk Factors” in our annual, quarterly and other reports filed with the SEC from time to time. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “—Events of Default” and “—Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

●	how it handles securities payments and notices;

●	whether it imposes fees or charges;

●	how it would handle a request for the holders’ consent, if ever required;

●	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

●	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

●	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

●	an investor cannot cause the debt securities to be registered in his, her or its name and cannot obtain certificates for his, her or its interest in the debt securities, except in the special situations we describe below;

●	an investor will be an indirect holder and must look to his, her or its own bank or broker for payments on the debt securities and protection of his, her or its legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

●	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

●	an investor may not be able to pledge his, her or its interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

●	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

●	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

●	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

●	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

●	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

●	we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;

●	we do not pay interest on a debt security of the series within 30 days of its due date;

●	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

●	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

●	we voluntarily file for bankruptcy or consent to the commencement of certain other events of bankruptcy, insolvency or reorganization;

●	a court of competent jurisdiction enters an order or decree under bankruptcy law that is for relief against us in an involuntary case or proceeding, adjudges us bankrupt or insolvent or orders the winding up or liquidation of us and the continuance of any such decree or order remains undischarged or unstayed for a period of 90 days;

●	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

●	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable by a notice in writing to us (and to the trustee if given by such holders). This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

●	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

●	the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

●	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

●	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

●	in the payment of principal, any premium or interest; or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

●	where we merge out of existence or sell substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

●	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

●	we must deliver certain certificates and documents to the trustee; and

●	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

●	reduce any amounts due on a debt security;

●	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

●	adversely affect any right of repayment at the holder’s option;

●	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

●	impair your right to sue for payment;

●	adversely affect any right to convert or exchange a debt security in accordance with its terms;

●	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

●	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

●	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

●	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

●	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

●	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

●	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

●	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

●	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

●	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “—Indenture Provisions—Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

●	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

●	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

●	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

●	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

●	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

●	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

●	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

●	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

●	only in fully registered certificated form;

●	without interest coupons; and

●	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

●	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

●	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank Trust Company, National Association serves as the trustee under the indenture.

ISSUANCE OF OPTIONS, WARRANTS OR SECURITIES TO SUBSCRIBE FOR
OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

At our 2018 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue options, warrants or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with our capital raising and financing activities, subject to applicable restrictions under the 1940 Act (including, without limitation, that the number of shares issuable does not exceed 25% of our then-outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the market value per share of our common stock). Such authorization has no expiration. Any exercise of options, warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

As a result of obtaining this authorization, in order to sell or otherwise issue options, warrants or securities to subscribe for or convertible into shares of our common stock, (a) the exercise or conversion feature of the options, warrants or rights must expire within 10 years of issuance; (b) with respect to such securities that are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed; (c) the exercise or conversion price for the options, warrants or rights must not be less than the current market value of the common stock at the date of the issuance of the options, warrants or rights; (d) a majority of our directors who are not “interested persons” of the Company as defined in the 1940 Act shall have approved each individual issuance of options, warrants or rights and determined that each such issuance is in the best interests of the Company and our stockholders; and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See “Description of Subscription Rights” in this prospectus and “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings.

REGULATION

We are subject to regulation as described in “Item 1. Business — Regulation” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

PLAN OF DISTRIBUTION

We may offer from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods.

We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering by us, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of common stock, less any underwriting commissions and discounts or agency fees paid, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, such expenses payable by us, as well as any other fees and the expenses incurred by us in connection with any offering of the securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act in connection with an offering of our securities. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market-making transactions in our common stock, preferred stock, subscription rights, warrants or debt securities, as applicable, on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the securities. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is listed on the NYSE under the symbol “TPVG”. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities and proceeds from such securities are held by KeyBank National Association pursuant to a custody agreement. The principal business address of KeyBank National Association is 127 Public Square, Cleveland, OH 44114.

Equiniti Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of Equiniti Trust Company, LLC is 48 Wall Street, Floor 23, New York, NY 10005.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in do not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, our Adviser is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Adviser generally seeks reasonably competitive trade execution costs but does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based upon brokerage or research services provided to our Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided. We also pay brokerage commissions incurred in connection with open-market purchases pursuant to our dividend reinvestment plan. The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $20,000.

LEGAL MATTERS

The legality of the securities offered hereby will be passed upon for the Company by Dechert LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

Deloitte & Touche LLP, located at 555 Mission Street, Suite 1400, San Francisco, California 94105, is the independent registered public accounting firm of the Company.

The audited consolidated financial statements of the Company appearing in our Annual Report on Form 10-K for the year ended December 31, 2023 and incorporated in this prospectus by reference have been audited by Deloitte & Touche LLP. Such consolidated financial statements are incorporated by reference in reliance on the report of Deloitte & Touche LLP given on their authority as experts in accounting and auditing. The senior securities table of the Company as of December 31, 2023, incorporated in this prospectus and elsewhere in this registration statement by reference, has been so incorporated in reliance upon the report of Deloitte & Touche LLP.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. The SEC allows us to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC after the date of this prospectus and before the date that the offering of the securities by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus the documents listed below that we have previously filed with the SEC, and any reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering of the securities covered by this prospectus, including all such filings we may file with the SEC after the date of the initial filing of the registration statement of which this prospectus is part and prior to its effectiveness, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K, or other information “furnished” to the SEC, which is not deemed filed is not and will not be incorporated by reference in this prospectus and any accompanying prospectus supplement:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 6, 2024;

●	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 8, 2024;

●	any description of shares of our common stock contained in a registration statement filed pursuant to the Exchange Act and any amendment or report filed for the purpose of updating such description;

●	our Articles of Amendment and Restatement, dated November 22, 2013 (a form of which was filed with the SEC as Exhibit (a) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) on January 22, 2014); and

●	our Amended and Restated Bylaws (a form of which was filed with the SEC as to Exhibit (b) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) on January 22, 2014).

To obtain copies of these filings, see “Available Information.”

AVAILABLE INFORMATION

This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed or incorporated by reference as an exhibit is qualified in all respects by such exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge at www.sec.gov. This information is also available free of charge by contacting us by telephone at (650) 854-2090 or on our website at www.tpvg.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

You can request a copy of any of our SEC filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents), including those incorporated by reference herein, at no cost, by writing or telephoning us at the following address or telephone number:

TriplePoint Venture Growth BDC Corp.

2755 Sand Hill Road, Suite 150

Menlo Park, California 94025

(650) 854-2090

Attn: Secretary

$500,000,000

TriplePoint Venture Growth BDC Corp.

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

PROSPECTUS

, 2024

TRIPLEPOINT VENTURE GROWTH BDC CORP.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial statements

The audited consolidated financial statements as of each of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus” in reliance on the report of Deloitte & Touche LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

(2)	Exhibits

(a)	Articles of Amendment and Restatement (Incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(b)	Amended and Restated Bylaws (Incorporated by reference to Exhibit (b) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(c)	Not applicable

(d)(1)	Form of Stock Certificate (Incorporated by reference to Exhibit (d) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(d)(2)	Indenture between TriplePoint Venture Growth BDC Corp. and U.S. National Bank Association, as trustee, dated July 31, 2015 (Incorporated by reference to Exhibit (1) to TriplePoint Venture Growth BDC Corp.’s Form 8-A (File No. 001-36328) on August 4, 2015)

(d)(3)	Form T-1 Statement of Eligibility of U.S. Bank Trust Company, National Association, as Trustee, with respect to the Form of Indenture (Incorporated by reference to Exhibit (d)(3) to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-277680) filed on March 5, 2024)

(d)(4)	Master Note Purchase Agreement, dated March 19, 2020, by and among TriplePoint Venture Growth BDC Corp and the Purchasers party thereto (Incorporated by reference to Exhibit 10.1 to TriplePoint Venture Growth BDC Corp.’s Form 8-K (File No. 814-01044) filed on March 19, 2020)

(d)(5)	Form of 4.50% Series 2020A Senior Note, due March 19, 2025 (Incorporated by reference to Exhibit (d)(4) hereto)

(d)(6)	First Supplement to Master Note Purchase Agreement, dated as of March 1, 2021, by and among TriplePoint Venture Growth BDC Corp. and the Additional Purchasers party thereto (Incorporated by reference to Exhibit 10.2 to TriplePoint Venture Growth BDC Corp.’s Form 8-K (File No. 814-01044) filed on March 1, 2021)

(d)(7)	Form of 4.50% Series 2021A Senior Note, due March 1, 2026 (Incorporated by reference to Exhibit (d)(6) hereto)

(d)(8)	Second Supplement to Master Note Purchase Agreement, dated as of February 28, 2022, by and among TriplePoint Venture Growth BDC Corp. and the Additional Purchasers party thereto (Incorporated by reference to Exhibit 10.2 to TriplePoint Venture Growth BDC Corp.’s Form 8-K (File No. 814-01044) filed on March 1, 2022)

(d)(9)	Form of 5.00% Series 2022A Senior Note, due February 28, 2027 (Incorporated by reference to Exhibit (d)(8) hereto)

(e)	Dividend Reinvestment Plan (Incorporated by reference to Exhibit (e) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(f)	Not applicable

(g)	Investment Advisory Agreement between TriplePoint Venture Growth BDC Corp. and TPVG Advisers LLC, dated February 18, 2014 (Incorporated by reference to Exhibit (g) to Pre-Effective Amendment No. 2 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on February 24, 2014)

(h)(1)	Form of Underwriting Agreement for equity security issuances (Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-204933) filed on July 8, 2015)

(h)(2)	Form of Underwriting Agreement for debt security issuances (Incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-204933) filed on July 8, 2015)

(h)(3)	Sales Agreement, dated as of September 30, 2022, by and among TriplePoint Venture Growth BDC Corp., TriplePoint Advisers LLC, TriplePoint Administrator LLC and UBS Securities LLC (Incorporated by reference to Exhibit 1.1 to TriplePoint Venture Growth BDC Corp.’s Current Report on Form 8-K (File No. 814-01044) filed on September 30, 2022)

(i)	Not applicable

(j)(1)	Form of Custody Agreement, dated as of January 30, 2023, by TriplePoint Venture Growth BDC Corp. and KeyBank National Association (Incorporated by reference to Exhibit 10.14 to TriplePoint Venture Growth BDC Corp.’s Annual Report on Form 10-K (File No. 814-01044) filed on March 1, 2023)

(k)(1)	Administration Agreement between TriplePoint Venture Growth BDC Corp. and TPVG Administrator LLC, dated February 18, 2014 (Incorporated by reference to Exhibit (k)(1) to Pre-Effective Amendment No. 2 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on February 24, 2014)

(k)(2)	License Agreement between TriplePoint Venture Growth BDC Corp. and TriplePoint Capital LLC, dated February 18, 2014 (Incorporated by reference to Exhibit (k)(2) to Pre-Effective Amendment No. 2 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on February 24, 2014)

(k)(3)	Form of Indemnification Agreement between TriplePoint Venture Growth BDC Corp. and each of its directors and executive officers (Incorporated by reference to Exhibit (k)(3) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(k)(4)	Form of Receivables Financing Agreement, dated as of February 21, 2014, among TPVG Variable Funding Company LLC, as borrower, TriplePoint Venture Growth BDC Corp., individually and as collateral manager and as sole equityholder of the borrower, Vervent Inc., as backup collateral manager, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as facility agent, Deutsche Bank Trust Company Americas, as paying agent, the other agents parties thereto and U.S. Bank National Association, as custodian, as amended and conformed through Omnibus Amendment dated July 22, 2022 (Incorporated by reference to Exhibit 10.1 to TriplePoint Venture Growth BDC Corp.’s Current Report on Form 8-K (File No. 814-01044) filed on July 25, 2022)

(k)(5)	Pledge Agreement between TriplePoint Venture Growth BDC Corp., TPVG Variable Funding Company LLC and Deutsche Bank AG, dated February 21, 2014 (Incorporated by reference to Exhibit (k)(9) to Pre-Effective Amendment No. 3 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on March 3, 2014)

(k)(6)	Securities Purchase Agreement, dated as of October 25, 2017, by and between the Company and James P. Labe, Sajal K. Srivastava, and Andrew J. Olson (Incorporated by reference to Exhibit 10.2 to TriplePoint Venture Growth BDC Corp.’s Current Report on Form 8-K (File No. 814-01044) filed on October 26, 2017)

(l)	Opinion and consent of Dechert LLP*

(m)	Not applicable

(n)(1)	Consent of Deloitte & Touche LLP*

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)

Joint Code of Ethics of TriplePoint Venture Growth BDC Corp. and the Adviser (Incorporated by reference to Exhibit (r) to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-277680) filed on March 5, 2024)

(s)	Calculation of Filing Fee Table*

*	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that is included in this registration statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee		$73,800
FINRA filing fee		75,500
NYSE listing fees(1)
Printing expenses(1)
Accounting fees and expenses(1)
Legal fees and expenses(1)
Miscellaneous(1)
Total(1)	$

(1)	These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28. Persons Controlled by or Under Common Control

The Registrant directly or indirectly owns 100% of the limited liability company interests of each of TPVG Variable Funding Company LLC, a Delaware limited liability company, and TPVG Investment LLC, a Delaware limited liability company. Each of the Registrant’s subsidiaries is consolidated for financial reporting purposes. In addition, the Registrant may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus that is included in this registration statement.

We may also be deemed to be under “common control” with TriplePoint Private Venture Credit Inc., a Maryland corporation, by virtue of the fact that it is advised by the Adviser.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of April 12, 2024:

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	7

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s Articles of Amendment and Restatement and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, and the Registrant’s bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee who, in either case, is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in any such capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of such service and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant may not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Our Adviser and Administrator

The Investment Advisory Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its professionals and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and any person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The Registrant has entered into indemnification agreements with its executive officers and directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement, each an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each managing director, director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “Portfolio Management” or is otherwise incorporated by reference into Part A of this registration statement. Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the U.S. Securities and Exchange Commission (SEC File No. 801-78757), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant: TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025;

(2)	the Custodian: KeyBank National Association is 127 Public Square, Cleveland, OH 44114;

(3)	the Transfer and Dividend Paying Agent and Registrar: Equiniti Trust Company, LLC, 48 Wall Street, Floor 23, New York, NY 10005;

(4)	the Registrant’s Adviser: TriplePoint Advisers LLC, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025; and

(5)	the Registrant’s Administrator: TriplePoint Administrator LLC, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	We hereby undertake:

a.	that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

b.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

c.	that, for the purpose of determining liability under the Securities Act to any purchaser that:

(1)	if we are relying on Rule 430B:

(A)	each prospectus filed pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

(B)	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date; or

(2)	if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of this Registration Statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersedes or modify any statement that was made in the Registration Statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

d.	that for the purpose of determining our liability under the Securities Act to any purchaser in the initial distribution of securities, we undertake that in a primary offering of our securities pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of us relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectuses relating to the offering prepared by or on behalf of us or used or referred to by us;

(3)	the portion of any other free writing prospectuses or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(4)	any other communication that is an offer in the offering made by us to the purchaser.

4.	Not applicable.

5.	We hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by any of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we undertake, unless in the opinion of our counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and we will be governed by the final adjudication of such issue.

7.	We hereby undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Menlo Park, in the State of California, on April 15, 2024.

TRIPLEPOINT VENTURE GROWTH BDC CORP.

By:	/s/ James P. Labe
	Name:	James P. Labe
	Title:	Chief Executive Officer and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

Signatures		Title	Date

By:	/s/ James P. Labe	Chief Executive Officer and	April 15, 2024
	James P. Labe	Chairman of the Board (Principal Executive Officer)

By:	/s/ Sajal K. Srivastava	Chief Investment Officer, President,	April 15, 2024
	Sajal K. Srivastava	Secretary, Treasurer and Director

By:	/s/ Christopher M. Mathieu	Chief Financial Officer (Principal	April 15, 2024
	Christopher M. Mathieu	Financial and Accounting Officer)

By:	*	Director	April 15, 2024
Gilbert E. Ahye

By:	*	Director	April 15, 2024
Steven P. Bird

By:	*	Director	April 15, 2024
Stephen A. Cassani

By:	*	Director	April 15, 2024
Cynthia M. Fornelli

By:	*	Director	April 15, 2024
Katherine J. Park

By:	*	Director	April 15, 2024
Kimberley H. Vogel

*	Signed by Christopher M. Mathieu pursuant to a power of attorney signed by each individual and filed with this Registration Statement on March 5, 2024.